UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6178

Nuveen New York Investment Quality Municipal Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report September 30, 2012

Nuveen New York Investment Quality Municipal Fund, Inc.
NQN

Nuveen New York Select Quality Municipal Fund, Inc.
NVN

Nuveen New York Quality Income Municipal Fund, Inc.
NUN

Nuveen New York Premium Income Municipal Fund, Inc.
NNF

Nuveen New York Dividend Advantage Municipal Income Fund
NKO

Nuveen New York AMT-Free Municipal Income Fund
NRK

September

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage and Other Information	14

Common Share Dividend and Price Information	16

Performance Overviews	18

Shareholder Meeting Report	24

Report of Independent Registered Public Accounting Firm	26

Portfolios of Investments	27

Statement of Assets and Liabilities	63

Statement of Operations	65

Statement of Changes in Net Assets	66

Statement of Cash Flows	68

Financial Highlights	70

Notes to Financial Statements	79

Annual Investment Management Agreement Approval Process	91

Board Member & Officers	101

Reinvest Automatically, Easily and Conveniently	106

Glossary of Terms Used in this Report	108

Additional Fund Information	111

Chairman’s
Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area continue to cast a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. Despite strong action by the European Central Bank, member nations appear unwilling to surrender sufficient sovereignty to unify the Euro area financial system or strengthen its banks. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time is running out.

In the U.S., the extended period of increasing corporate earnings that enabled the equity markets to withstand the downward pressures coming from weakening job creation and slower economic growth appears to be coming to an end. The Fed remains committed to low interest rates and announced a third phase of quantitative easing (QE3) scheduled to continue until mid-2015. The recent election results have removed a major element of uncertainty in the U.S. political picture, but it remains to be seen whether the outcome will reduce the highly partisan atmosphere in Congress and enable progress on the many pressing fiscal and budgetary issues that must be resolved in the coming months.

During the last twelve months, U.S. investors have experienced a solid recovery in the domestic equity markets with increasing volatility as the ‘fiscal cliff’ approaches. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
November 21, 2012

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)
Nuveen New York Select Quality Municipal Fund, Inc. (NVN)
Nuveen New York Quality Income Municipal Fund, Inc. (NUN)
Nuveen New York Premium Income Municipal Fund, Inc. (NNF)
Nuveen New York Dividend Advantage Municipal Income Fund (NKO)
Nuveen New York AMT-Free Municipal Income Fund (NRK)

Portfolio manager Scott Romans reviews economic and municipal market conditions at both the national and state levels, key investment strategies and the twelve-month performance of these Nuveen New York Funds. Scott assumed portfolio management responsibility for these six Funds in January 2011.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended September 30, 2012?

During this period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2012 meeting (following the end of this reporting period), the central bank affirmed its opinion that economic conditions would likely warrant keeping the fed funds rate at “exceptionally low levels” through at least mid-2015. The Fed also affirmed its decision, announced at the September 2012 meeting, to purchase $40 billion of mortgage-backed securities each month in an effort to stimulate the housing market. In addition to this new, open-ended stimulus plan, the Fed will continue its program to extend the average maturity of its holdings of U.S. Treasury securities through the end of December 2012. The goals of these actions, which together will increase the Fed’s holdings of longer term securities by approximately $85 billion a month through the end of the year, are to put downward pressure on longer term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed’s mandates of maximum employment and price stability.

In the third quarter of 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.0%, up from 1.3% in the second quarter, marking 13 consecutive quarters of positive growth. The Consumer Price Index (CPI) rose 2.0% year-over-year as of September 2012, while the core CPI (which excludes food and energy) also increased 2.0% during the period, staying just within the Fed’s

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

unofficial objective of 2.0% or lower for this inflation measure. Although job growth remained sluggish, the national unemployment rate fell below 8% for the first time in 44 months, registering 7.8% in September 2012, down from 9.0% in September 2011. The housing market, long a major weak spot in the economic recovery, showed some signs of improvement, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 2.0% for the twelve months ended August 2012 (most recent data available at the time this report was prepared). This marked the largest gain for the index since July 2010, although housing prices continued to be off approximately 33% from their mid-2006 peak. The outlook for the U.S. economy remained clouded by concerns about strains in global financial markets as well as the level of the U.S. federal deficit.

Municipal bond prices generally rallied during this period, as strong demand and tight supply combined to create favorable market conditions for municipal bonds. Although the total volume of tax-exempt supply improved over that of the same period a year earlier, the issuance pattern remained light compared with long-term historical trends, and new money issuance was relatively flat. This supply/demand dynamic served as a key driver of performance. Concurrent with rising prices, yields continued to decline across most maturities, especially at the longer end of the municipal yield curve, and the curve flattened. In addition to the lingering effects of the Build America Bonds (BAB) program, which expired at the end of 2010 but impacted issuance well into 2012, the low level of municipal issuance reflected the current political distaste for additional borrowing by state and local governments facing fiscal constraints and the prevalent atmosphere of municipal budget austerity. During this period, we saw an increased number of borrowers come to market seeking to take advantage of the low rate environment through refunding activity, with approximately 60% of municipal paper issued by borrowers that were calling existing debt and refinancing at lower rates.

Over the twelve months ended September 30, 2012, municipal bond issuance nationwide totaled $380 billion, an increase of 15% over the issuance for the twelve-month period ended September 30, 2011. As previously discussed, the majority of this increase was attributable to refunding issues, rather than new money issuance. During this period, demand for municipal bonds remained consistently strong, especially from individual investors, but also from mutual funds, banks and crossover buyers such as hedge funds.

How were the economic and market environments in New York during this period?

After emerging as an early leader in the recovery from recession, New York’s pace of economic progress has slowed. In September 2012, New York’s unemployment rate registered 8.9%, up from 8.3% in September 2011 and well above the national rate of 7.8%. The recent rise in the state’s unemployment numbers was due in part to continued layoffs in its manufacturing, government and financial services sectors as well as to a significant increase in the number of job seekers returning to the market.

6	Nuveen Investments

Unemployment also remained high in New York City, at 8.8% as of September 2012. The strongest employment gains statewide during this period were posted by professional and business services, tourism, education and health services, which represented more than 40% of jobs in the state. The outlook for the New York economy also has been tempered by concerns about the global financial situation and its potential impact on the state’s exports of manufactured goods as well as on the many global financial companies headquartered in New York City. For the twelve months ended August 2012 (most recent data available at the time of this report), New York City’s housing market was one of only three metropolitan areas in the U.S. (along with Atlanta and Chicago) to post a loss, as the average home price in New York fell 2.3%, compared with a gain of 2.0% nationally, according to the S&P/Case-Shiller Index. Despite the recent slowdown, New York’s overall economy remained well diversified across a broad range of industry sectors, and the state’s growth continued to outpace most of the other states in the Northeast.

On the fiscal front, New York’s financial picture has shown improvement, while still reflecting the effects of the recent economic downturn. The state’s $132.6 billion budget for fiscal 2013, which was adopted in March 2012, held total spending to fiscal 2012 levels, closing a $3.5 billion shortfall through $2.0 billion in spending cuts and $1.5 billion in revenues from tax changes enacted in late 2011. The fiscal 2013 budget also increased school aid linked to improved academic performance and management efficiency and implementation of an enhanced teacher evaluation process and set forth a plan to cap counties’ and New York City’s share of Medicaid costs, to be phased in over three years. As of September 30, 2012, New York’s general obligation (GO) debt was rated Aa2 with a stable outlook by Moody’s and AA with a positive outlook by S&P. For the twelve months ended September 30, 2012, New York municipal bond issuance totaled $53.8 billion, a 40% increase over the twelve months ended September 30, 2011, making New York the largest state issuer in the country. Much of this increase in issuance was attributable to refunding activity. According to Moody’s, New York has the second highest level of tax-supported debt in the nation, trailing only California.

What key strategies were used to manage the New York Funds during this reporting period?

In an environment characterized by tight supply, strong demand and lower yields, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long-term. During the first three months of this period, finding appropriate bonds, especially new insured issues with longer maturities, remained a challenge for these New York Funds due to their insured mandate and the continued severe decline in insured issuance. The combination of tight municipal supply, little insured issuance, and lower yields meant few attractive opportunities for these Funds. In view of this situation,

Nuveen Investments	7

in October 2011 the Funds’ Board of Directors/Trustees approved changes to the Funds’ investment policy. Effective January 2, 2012, the Funds eliminated the policy requiring them to invest at least 80% of their managed assets in municipal securities covered by insurance. While each Fund continues to invest substantially all of its assets in a portfolio of investment-grade quality municipal securities, this change provides more flexibility regarding the types of securities available for investment.

Following this investment policy change, we were active in adding a variety of bonds to the Funds’ portfolios across the credit spectrum, including health care and tobacco credits. Over the past few years, when there were fewer purchase opportunities due to the insured mandate, the Funds’ durations had drifted lower as bonds matured or were called from their portfolios, and we were unable to replace them with insured bonds with longer maturities. During 2012, one of our goals was to bring the Funds’ durations back into their targeted range. We were able to make progress in this area through the purchase of zero coupon bonds issued by the Puerto Rico Sales Tax Financing Corporation (COFINA) maturing between 2042 and 2048, adding varying amounts of these bonds to each Fund depending on the duration adjustment needed. These territorial bonds also benefited the Funds through higher yields, added diversification and triple exemption (i.e., exemption from federal, state and local taxes).

We also took advantage of short-term opportunities created by the supply/demand dynamics in the municipal market. While demand for tax-exempt paper remained consistently strong throughout the period, supply fluctuated widely. We found that periods of substantial supply provided good short-term buying opportunities not only because of the increased number of issues available, but also because some investors became more hesitant in their buying as supply grew, causing spreads to widen temporarily. At times when supply was more plentiful, we focused on anticipating cash flows from bond calls and maturing bonds and closely monitored opportunities for reinvestment, especially among new issues.

Cash for new purchases during this period was generated primarily by the proceeds from an increased number of bond calls resulting from the growth in refinancings. During this period, we worked to redeploy these proceeds as well as those from maturing bonds to keep the Funds as fully invested as possible. As part of the pending Fund reorganizations (see page 11), we also sold the Funds’ holdings of alternate minimum tax (AMT) bonds, closing out our positions in these bonds by March 31, 2012. Overall, however, we were not engaged in active selling because the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of September 30, 2012, all six of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

8	Nuveen Investments

How did the Funds perform?

Individual results for these Nuveen New York Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value For periods ended 9/30/12

Fund	1-Year	5-Year	10-Year
NQN	9.68%	6.87%	5.67%
NVN	10.89%	7.10%	5.87%
NUN	10.33%	6.86%	5.63%
NNF	9.07%	6.75%	5.56%
NKO	9.35%	6.56%	5.80%
NRK	7.63%	6.10%	N/A
S&P New York Municipal Bond Index*	7.88%	5.83%	5.08%
S&P Municipal Bond Index*	8.83%	5.84%	5.13%
Lipper New York
Municipal Debt Funds Classification Average*	13.18%	6.22%	5.80%

For the twelve months ended September 30, 2012, the total returns on common share net asset value (NAV) for NQN, NVN, NUN, NNF and NKO exceeded the returns for the S&P New York Municipal Bond Index and the S&P Municipal Bond Index, while NRK underperformed these indexes. For the same period, all of the Funds lagged the average return for the Lipper New York Municipal Debt Funds Classification Average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of regulatory leverage was an important positive factor in the Funds’ performance during this period. Leverage is discussed in more detail later in this report.

In an environment of declining rates and flattening yield curve, municipal bonds with longer maturities generally outperformed those with shorter maturities during this period. Overall, credits at the longest end of the curve posted the strongest returns, while bonds at the shortest end produced the weakest results. Duration and yield curve positioning was the dominant factor in the performance of these Funds during this twelve-month period. As previously mentioned, their durations had shortened over the last several years as bonds matured or were called from their portfolios and the lack of insured issuance hampered our replacing them with bonds with longer maturities. As a result, all of these Funds entered this period with durations shorter than their target range. With the investment policy change in January 2012, we worked to give each of these Funds better access to the longer segment of the yield curve. In terms of duration and yield curve, NVN and NUN were the most advantageously positioned, with better

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for your Fund in this report.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	9

exposure to the segments of the yield curve that performed well. With the shortest effective duration, NRK was the least advantageously positioned, which had a negative impact on its performance. NVN, NUN, NKO and NRK also benefited from being overweighting in zero coupon bonds, which generally outperformed the market during this period due to their longer durations.

Credit exposure was another factor in the Funds’ performance during these twelve months, as lower quality bonds generally outperformed higher quality bonds. This outperformance was due in part to the greater demand for lower rated bonds as investors looked for investment vehicles offering higher yields. As investors became more comfortable taking on additional investment risk, credit spreads or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, narrowed through a variety of rating categories. As a result of this spread compression, these Funds benefited from their holdings of lower rated bonds. Overall, NQN had the highest allocation of bonds rated BBB and below.

During this period, revenue bonds as a whole outperformed the general municipal market. Holdings that generally made positive contributions to the Funds’ returns included health care (together with hospitals), transportation and education bonds. In general, these Funds had good exposure to these three sectors, especially education. Tobacco credits backed by the 1998 master tobacco settlement agreement also performed extremely well, helped in part by their longer effective durations. These bonds also benefited from market developments, including increased demand for higher yielding investments by investors who had become less risk averse. In addition, based on recent data showing that cigarette sales had fallen less steeply than anticipated, the 46 states participating in the agreement, including New York, stand to receive increased payments from the tobacco companies. As of September 30, 2012, all of these Funds held tobacco credits, which benefited their performance as tobacco bonds rallied.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were the poorest performing market segment during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of September 30, 2012, NRK had the heaviest weighting of pre-refunded bonds among these Funds, which detracted from its performance, while NQN held the fewest pre-refunded bonds. GO bonds and water and sewer and housing credits also lagged the performance of the general municipal market for this period. In addition, all of the Funds, particularly NKO and NRK, were negatively impacted by their holdings of zero coupon bonds issued by COFINA, which were downgraded by

10	Nuveen Investments

Moody’s in July 2012. This downgrade was due mainly to the performance of Puerto Rico’s economy and its impact on the projected growth of sales tax revenues and not to any sector or structural issues. Each of these New York Funds had purchased varying amounts of the COFINA bonds earlier in 2012 as part of our efforts to extend their durations and therefore the impact on performance differed from Fund to Fund. Despite the underperformance of the COFINA bonds during this period, we continue to view these bonds as long-term holdings and note that the commonwealth’s recent enforcement of sales tax collections has improved significantly.

APPROVED FUND REORGANIZATIONS

On June 22, 2012, the Funds’ Board of Directors/Trustees approved a series of reorganizations for all the Funds included in this report. The reorganizations are intended to create a single larger state Fund, which would potentially offer shareholders the following benefits:

*	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

*	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;

*	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

*	Increased Fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Fund		Symbol	Acquiring Fund	Symbol
*	Nuveen New York Investment	NQN	Nuveen New York AMT-Free	NRK
	Quality Municipal Fund, Inc.		Municipal Income Fund

*	Nuveen New York Select	NVN
Quality Municipal Fund, Inc.

*	Nuveen New York Quality	NUN
Income Municipal Fund, Inc.

*	Nuveen New York Premium	NNF
Income Municipal Fund, Inc.

*	Nuveen New York Dividend	NKO
Advantage Municipal Income Fund

If shareholders approve the reorganizations, and upon the closing of the reorganizations, the Acquired Funds will transfer their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Funds, and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds. The Acquired Funds will then be

Nuveen Investments	11

liquidated, dissolved and terminated in accordance with their Declaration of Trust. In addition, shareholders of the Acquired Funds will become shareholders of the Acquiring Fund. Holders of common shares will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value of which will be equal to the aggregate net asset value of the common shares of the Acquired Funds held immediately prior to the reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares will be sold on the open market and shareholders will receive cash in lieu of such fractional shares. Holders of preferred shares of each Acquired Fund will receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of their Acquired Fund held immediately prior to the reorganization.

FUND POLICY CHANGES

On October 28, 2011, the Funds’ Board of Directors/Trustees approved changes to each Fund’s investment policy regarding its investment in insured municipal securities. These changes were designed to provide the Adviser with more flexibility regarding the types of securities available for investment by each Fund.

Effective January 2, 2012, each Fund eliminated the investment policy requiring it, under normal circumstances, to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. Over the past few years, most municipal bond insurers have had their credit ratings downgraded and only one insurer is currently insuring new municipal bonds. As a result, the supply of insured municipal securities has decreased dramatically and the long-term viability of the municipal bond insurance market is uncertain. The Funds have not changed their investment objective and will continue to invest substantially all of their assets in a portfolio of investment grade quality municipal securities. Concurrent with the investment policy changes, certain Funds changed their names as follows:

–	Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF) changed to Nuveen New York Premium Income Municipal Fund, Inc. (NNF),

–	Nuveen Insured New York Dividend Advantage Municipal Fund (NKO) changed to Nuveen New York Dividend Advantage Municipal Income Fund (NKO) and

–	Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK) changed to Nuveen New York AMT-Free Municipal Income Fund (NRK).

In addition, each Fund changed its non-fundamental investment policy requiring each Fund to invest in municipal securities rated at least investment grade at the time of

12	Nuveen Investments investment.

investment. Each Fund adopted a new policy to, under normal circumstances, invest at least 80% of its managed assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical ratings organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s investment adviser. Under the new policy, each Fund may invest up to 20% of its managed assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser. No more than 10% of each Fund’s managed assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser.

Nuveen Investments	13

Fund Leverage and
Other Information

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of the Funds relative to their benchmarks was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

THE FUNDS’ REGULATORY LEVERAGE

As of September 30, 2012, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares, Variable Rate MuniFund Term Preferred (VMTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying tables.

MTP Shares

		MTP Shares Issued	Annual	NYSE
Fund	Series	at Liquidation Value	Interest Rate	Ticker
NRK	2015	$27,680,000	2.55%	NRK PrC

VMTP Shares

		VMTP Shares Issued
Fund	Series	at Liquidation Value
NNF	2014	$50,700,000

VRDP Shares

VRDP Shares Issued
Fund	at Liquidation Value
NQN	$112,300,000
NVN	$164,800,000
NUN	$161,700,000
NKO	$50,000,000

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies for further details on MTP, VMTP and VRDP Shares.)

14	Nuveen Investments

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Price Risk. Shares of closed-end investment companies like these Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Nuveen Investments	15

Common Share Dividend
and Price Information

DIVIDEND INFORMATION

The dividends of NQN, NVN, NUN, NNF, NKO and NRK remained stable throughout the twelve-month reporting period ended September 30, 2012.

Due to normal portfolio activity, common shareholders of the Funds received capital gains and/or net ordinary income distributions in December 2011 as follows:

		Short-Term Capital Gains
	Long-Term Capital Gains	and/or Ordinary Income
Fund	(per share)	(per share)
NQN	$0.0496	$0.0082
NVN	$0.0283	—
NUN	$0.0222	—
NNF	$0.0058	—
NKO	$0.0052	—
NRK	$0.0103	—

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of September 30, 2012, all of the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

16	Nuveen Investments

COMMON SHARE REPURCHASES AND PRICE INFORMATION

As of September 30, 2012, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their common shares as shown in the accompanying table.

	Common Shares	% of Outstanding
Fund	Repurchased and Retired	Common Shares
NQN	105,600	0.6%
NVN	118,000	0.5%
NUN	159,800	0.7%
NNF	85,700	1.0%
NKO	27,000	0.3%
NRK	6,800	0.2%

During the twelve-month reporting period, the Funds did not repurchase any of their outstanding common shares.

As of September 30, 2012, and during the twelve-month reporting period, the Funds’ common share prices were trading at (+) premiums and/or (-) discounts to their common share NAVs as shown in the accompanying table.

	9/30/12	Twelve-Month Average
Fund	(+) Premium/(-)Discount	(-)Discount
NQN	(-)1.76%	(-)2.48%
NVN	(-)0.61%	(-)2.81%
NUN	(-)1.51%	(-)2.53%
NNF	(+)1.85%	(-)1.56%
NKO	(-)0.38%	(-)4.10%
NRK	(-)0.97%	(-)4.06%

Nuveen Investments	17

NQN	Nuveen New York
Performance	Investment Quality
OVERVIEW	Municipal Fund, Inc.
as of September 30, 2012

Fund Snapshot
Common Share Price		$15.62
Common Share Net Asset Value (NAV)		$15.90
Premium/(Discount) to NAV		-1.76%
Market Yield		5.30%
Taxable-Equivalent Yield2		7.89%
Net Assets Applicable to Common Shares ($000)		$278,959

Leverage
Regulatory Leverage		28.70%
Effective Leverage		36.43%

Average Annual Total Returns
(Inception 11/20/90)
	On Share Price	On NAV
1-Year	15.14%	9.68%
5-Year	8.56%	6.87%
10-Year	6.60%	5.67%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited		37.3%
Education and Civic Organizations		17.2%
Tax Obligation/General		8.4%
Water and Sewer		7.7%
Health Care		7.6%
U.S. Guaranteed		6.6%
Transportation		6.6%
Other		8.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	Holdings are subject to change.
4	The Fund paid shareholders a net ordinary income distribution and a capital gains distribution in December 2011 of $0.0082 and $0.0496 per share.

18	Nuveen Investments

NVN	Nuveen New York
Performance	Select Quality
OVERVIEW	Municipal Fund, Inc.
as of September 30, 2012

Fund Snapshot
Common Share Price		$16.18
Common Share Net Asset Value (NAV)		$16.28
Premium/(Discount) to NAV		-0.61%
Market Yield		5.38%
Taxable-Equivalent Yield2		8.01%
Net Assets Applicable to Common Shares ($000)		$378,180

Leverage
Regulatory Leverage		30.35%
Effective Leverage		36.56%

Average Annual Total Returns
(Inception 5/22/91)
	On Share Price	On NAV
1-Year	16.11%	10.89%
5-Year	9.15%	7.10%
10-Year	6.81%	5.87%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited		35.4%
Education and Civic Organizations		16.4%
U.S. Guaranteed		9.7%
Utilities		7.8%
Tax Obligation/General		7.6%
Health Care		7.2%
Water and Sewer		6.3%
Transportation		5.6%
Other		4.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	Holdings are subject to change.
4	The Fund paid shareholders a capital gains distribution in December 2011 of $0.0283 per share.

Nuveen Investments	19

NUN	Nuveen New York
Performance	Quality Income
OVERVIEW	Municipal Fund, Inc.
as of September 30, 2012

Fund Snapshot
Common Share Price		$15.68
Common Share Net Asset Value (NAV)		$15.92
Premium/(Discount) to NAV		-1.51%
Market Yield		5.59%
Taxable-Equivalent Yield2		8.32%
Net Assets Applicable to Common Shares ($000)		$378,664

Leverage
Regulatory Leverage		29.92%
Effective Leverage		36.37%

Average Annual Total Returns
(Inception 11/20/91)
	On Share Price	On NAV
1-Year	12.36%	10.33%
5-Year	9.06%	6.86%
10-Year	6.60%	5.63%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited		38.3%
Education and Civic Organizations		13.0%
U.S. Guaranteed		9.9%
Health Care		7.8%
Utilities		7.6%
Water and Sewer		7.1%
Transportation		7.0%
Tax Obligation/General		6.0%
Other		3.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	Holdings are subject to change.
4	The Fund paid shareholders a capital gains distribution in December 2011 of $0.0222 per share.

20	Nuveen Investments

NNF	Nuveen New York
Performance	Premium Income
OVERVIEW	Municipal Fund, Inc.
as of September 30, 2012

Fund Snapshot
Common Share Price		$16.54
Common Share Net Asset Value (NAV)		$16.24
Premium/(Discount) to NAV		1.85%
Market Yield		5.04%
Taxable-Equivalent Yield2		7.50%
Net Assets Applicable to Common Shares ($000)		$134,038

Leverage
Regulatory Leverage		27.44%
Effective Leverage		35.24%

Average Annual Total Returns
(Inception 12/17/92)
	On Share Price	On NAV
1-Year	18.07%	9.07%
5-Year	9.64%	6.75%
10-Year	6.29%	5.56%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited		43.6%
Education and Civic Organizations		14.0%
Health Care		8.0%
Transportation		7.8%
Water and Sewer		7.6%
U.S. Guaranteed		7.3%
Other		11.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	Holdings are subject to change.
4	The Fund paid shareholders a capital gains distribution in December 2011 of $0.0058 per share.

Nuveen Investments	21

NKO	Nuveen New York
Performance	Dividend Advantage
OVERVIEW	Municipal Income Fund
as of September 30, 2012

Fund Snapshot
Common Share Price		$15.86
Common Share Net Asset Value (NAV)		$15.92
Premium/(Discount) to NAV		-0.38%
Market Yield		5.15%
Taxable-Equivalent Yield2		7.66%
Net Assets Applicable to Common Shares ($000)		$126,370

Leverage
Regulatory Leverage		28.35%
Effective Leverage		33.73%

Average Annual Total Returns
(Inception 3/25/02)
	On Share Price	On NAV
1-Year	18.26%	9.35%
5-Year	8.26%	6.56%
10-Year	6.45%	5.80%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited		42.7%
Education and Civic Organizations		17.3%
U.S. Guaranteed		8.5%
Health Care		8.3%
Utilities		5.6%
Transportation		5.4%
Tax Obligation/General		5.3%
Other		6.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	Holdings are subject to change.
4	The Fund paid shareholders a capital gains distribution in December 2011 of $0.0052 per share.

22	Nuveen Investments

NRK	Nuveen New York
Performance	AMT-Free Municipal
OVERVIEW	Income Fund
as of September 30, 2012

Fund Snapshot
Common Share Price		$15.29
Common Share Net Asset Value (NAV)		$15.44
Premium/(Discount) to NAV		-0.97%
Market Yield		4.59%
Taxable-Equivalent Yield2		6.83%
Net Assets Applicable to Common Shares ($000)		$54,140

Leverage
Regulatory Leverage		33.83%
Effective Leverage		36.82%

Average Annual Total Returns
(Inception 11/21/02)
	On Share Price	On NAV
1-Year	15.78%	7.63%
5-Year	7.69%	6.10%
Since
Inception	5.66%	5.93%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited		32.7%
Education and Civic Organizations		23.1%
Health Care		11.3%
U.S. Guaranteed		11.1%
Transportation		8.2%
Other		13.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	Holdings are subject to change.
4	The Fund paid shareholders a capital gains distribution in December 2011 of $0.0103 per share.

Nuveen Investments	23

NQN	Shareholder Meeting Report
NVN
NUN
The annual meeting of shareholders was held in the offices of Nuveen Investments on March 30, 2012; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to May 8, 2012. The meeting for NNF was additionally adjourned to June 15, 2012.

	NQN		NVN		NUN
	Common and		Common and		Common and
	Preferred		Preferred		Preferred
	shares voting		shares voting		shares voting
	together	Preferred	together	Preferred	together	Preferred
	as a class	shares	as a class	shares	as a class	shares
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	7,828,824	1,123	10,924,791	1,338	11,074,294	1,617
Against	648,689	—	997,043	—	1,191,327	—
Abstain	392,181	—	573,184	—	610,438	—
Broker Non-Votes	2,009,520	—	2,656,153	—	2,761,434	—
Total	10,879,214	1,123	15,151,171	1,338	15,637,493	1,617
To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	7,815,096	1,123	10,900,775	1,338	11,036,600	1,617
Against	642,167	—	1,006,766	—	1,208,274	—
Abstain	412,431	—	587,477	—	631,185	—
Broker Non-Votes	2,009,520	—	2,656,153	—	2,761,434	—
Total	10,879,214	1,123	15,151,171	1,338	15,637,493	1,617
Approval of the Board Members was reached as follows:
John P. Amboian
For	10,428,442	—	14,270,356	—	14,618,400	—
Withhold	450,772	—	880,815	—	1,019,093	—
Total	10,879,214	—	15,151,171	—	15,637,493	—
Robert P. Bremner
For	10,400,461	—	14,266,706	—	14,603,012	—
Withhold	478,753	—	884,465	—	1,034,481	—
Total	10,879,214	—	15,151,171	—	15,637,493	—
Jack B. Evans
For	10,401,480	—	14,242,966	—	14,605,105	—
Withhold	477,734	—	908,205	—	1,032,388	—
Total	10,879,214	—	15,151,171	—	15,637,493	—
William C. Hunter
For	—	1,123	—	1,338	—	1,617
Withhold	—	—	—	—	—	—
Total	—	1,123	—	1,338	—	1,617
David J. Kundert
For	10,418,728	—	14,211,550	—	14,597,983	—
Withhold	460,486	—	939,621	—	1,039,510	—
Total	10,879,214	—	15,151,171	—	15,637,493	—
William J. Schneider
For	—	1,123	—	1,338	—	1,617
Withhold	—	—	—	—	—	—
Total	—	1,123	—	1,338	—	1,617
Judith M. Stockdale
For	10,413,168	—	14,193,387	—	14,563,878	—
Withhold	466,046	—	957,784	—	1,073,615	—
Total	10,879,214	—	15,151,171	—	15,637,493	—
Carole E. Stone
For	10,404,556	—	14,222,791	—	14,569,742	—
Withhold	474,658	—	928,380	—	1,067,751	—
Total	10,879,214	—	15,151,171	—	15,637,493	—
Virginia L. Stringer
For	10,424,387	—	14,216,212	—	14,574,205	—
Withhold	454,827	—	934,959	—	1,063,288	—
Total	10,879,214	—	15,151,171	—	15,637,493	—
Terence J. Toth
For	10,421,684	—	14,226,170	—	14,607,054	—
Withhold	457,530	—	925,001	—	1,030,439	—
Total	10,879,214	—	15,151,171	—	15,637,493	—

24	Nuveen Investments

NNF
NKO
NRK

	NNF		NKO		NRK
	Common and		Common and		Common and
	Preferred		Preferred		Preferred
	shares voting		shares voting		shares voting
	together	Preferred	together	Preferred	together	Preferred
	as a class	shares	as a class	shares	as a class	shares
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	4,076,115	507	3,653,395	500	2,629,732	1,248,062
Against	307,583	—	408,055	—	247,494	77,412
Abstain	196,953	—	175,343	—	65,981	—
Broker Non-Votes	1,449,162	—	1,135,811	—	788,210	321,571
Total	6,029,813	507	5,372,604	500	3,731,417	1,647,045
To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	4,066,321	507	3,634,015	500	2,628,914	1,248,062
Against	317,534	—	418,572	—	249,247	77,412
Abstain	196,796	—	184,206	—	65,046	—
Broker Non-Votes	1,449,162	—	1,135,811	—	788,210	321,571
Total	6,029,813	507	5,372,604	500	3,731,417	1,647,045
Approval of the Board Members was reached as follows:
John P. Amboian
For	5,702,805	—	—	—	—	—
Withhold	193,485	—	—	—	—	—
Total	5,896,290	—	—	—	—	—
Robert P. Bremner
For	5,701,098	—	5,047,880	—	3,527,581	—
Withhold	195,192	—	324,724	—	203,836	—
Total	5,896,290	—	5,372,604	—	3,731,417	—
Jack B. Evans
For	5,707,496	—	5,050,227	—	3,518,366	—
Withhold	188,794	—	322,377	—	213,051	—
Total	5,896,290	—	5,372,604	—	3,731,417	—
William C. Hunter
For	—	507	—	500	—	1,586,945
Withhold	—	—	—	—	—	60,100
Total	—	507	—	500	—	1,647,045
David J. Kundert
For	5,695,132	—	—	—	—	—
Withhold	201,158	—	—	—	—	—
Total	5,896,290	—	—	—	—	—
William J. Schneider
For	—	507	—	500	—	1,586,945
Withhold	—	—	—	—	—	60,100
Total	—	507	—	500	—	1,647,045
Judith M. Stockdale
For	5,701,058	—	—	—	—	—
Withhold	195,232	—	—	—	—	—
Total	5,896,290	—	—	—	—	—
Carole E. Stone
For	5,700,720	—	—	—	—	—
Withhold	195,570	—	—	—	—	—
Total	5,896,290	—	—	—	—	—
Virginia L. Stringer
For	5,707,635	—	—	—	—	—
Withhold	188,655	—	—	—	—	—
Total	5,896,290	—	—	—	—	—
Terence J. Toth
For	5,703,423	—	—	—	—	—
Withhold	192,867	—	—	—	—	—
Total	5,896,290	—	—	—	—	—

Nuveen Investments	25

Report of Independent
Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders
Nuveen New York Investment Quality Municipal Fund, Inc.
Nuveen New York Select Quality Municipal Fund, Inc.
Nuveen New York Quality Income Municipal Fund, Inc.
Nuveen New York Premium Income Municipal Fund, Inc.
(formerly known as Nuveen Insured New York Premium Income Municipal Fund, Inc.)
Nuveen New York Dividend Advantage Municipal Income Fund
(formerly known as Nuveen Insured New York Dividend Advantage Municipal Fund)
Nuveen New York AMT-Free Municipal Income Fund
(formerly known as Nuveen Insured New York Tax-Free Advantage Municipal Fund)

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen New York Premium Income Municipal Fund, Inc., Nuveen New York Dividend Advantage Municipal Income Fund, and Nuveen New York AMT-Free Municipal Income Fund (the “Funds”), as of September 30, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen New York Premium Income Municipal Fund, Inc., Nuveen New York Dividend Advantage Municipal Income Fund, and Nuveen New York AMT-Free Municipal Income Fund at September 30, 2012, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 26, 2012

26	Nuveen Investments

Nuveen New York Investment Quality Municipal Fund, Inc.
NQN	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 2.1% (1.4% of Total Investments)
$7,720	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.125%, 6/01/42	6/16 at 100.00	B+	$5,861,796
	Education and Civic Organizations – 26.0% (17.2% of Total Investments)
1,475	Dormitory Authority of the State of New York, 853 Schools Program Insured Revenue Bonds, St. Anne Institute, Issue 2, Series 1998E, 5.000%, 7/01/18 – AMBAC Insured	1/13 at 100.00	N/R	1,479,853
3,000	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2007A, 5.250%, 7/01/32 – NPFG Insured	7/17 at 100.00	A–	3,314,610
935	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	BBB	1,118,157
3,500	Dormitory Authority of the State of New York, Insured Revenue Bonds, Culinary Institute of America, Series 1999, 5.000%, 7/01/22 – NPFG Insured	1/13 at 100.00	BBB	3,506,125
6,500	Dormitory Authority of the State of New York, Insured Revenue Bonds, New York Medical College, Series 1998, 5.000%, 7/01/21 – NPFG Insured	1/13 at 100.00	BBB	6,520,800
125	Dormitory Authority of the State of New York, Insured Revenue Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/18 – AMBAC Insured	1/13 at 100.00	A2	125,381
3,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) – SYNCORA GTY Insured	No Opt. Call	Aa2	3,110,850
1,730	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	1,887,811
2,080	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2006A, 5.000%, 7/01/31 – NPFG Insured	7/16 at 100.00	Aa2	2,247,086
1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2011A, 5.000%, 7/01/41	No Opt. Call	Aa2	1,137,720
550	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 – FGIC Insured	7/17 at 100.00	BBB	583,242
1,150	Dormitory Authority of the State of New York, Revenue Bonds, Canisius College, Series 2005, 5.000%, 7/01/21 – NPFG Insured	7/15 at 100.00	Baa2	1,202,935
1,980	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011, 5.750%, 11/01/40 – AGM Insured	5/21 at 100.00	AA–	2,359,051
740	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA–	819,506
2,400	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009A, 5.250%, 7/01/34	7/19 at 100.00	AA–	2,896,104
3,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009B, 5.000%, 7/01/39	7/19 at 100.00	AA–	3,394,800
1,200	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2008C, 5.000%, 7/01/37	7/20 at 100.00	Aa1	1,378,848
	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A:
5,000	5.000%, 7/01/35	7/20 at 100.00	Aa1	5,798,000
5,000	5.000%, 7/01/40	7/20 at 100.00	Aa1	5,722,700
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
575	5.250%, 7/01/20 – AMBAC Insured	No Opt. Call	A1	714,265
460	5.250%, 7/01/21 – AMBAC Insured	No Opt. Call	A1	576,191
4,500	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.000%, 7/01/19 – FGIC Insured	7/15 at 100.00	AA–	4,957,335
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
1,030	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	BB+	1,033,873
2,390	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	BB+	2,433,833

Nuveen Investments	27

Nuveen New York Investment Quality Municipal Fund, Inc. (continued)
NQN	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
$890	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB	$939,377
6,080	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	BBB	6,353,661
3,685	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	3,740,901
2,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, American Museum of Natural History, Series 2004A, 5.000%, 7/01/36 – NPFG Insured	7/14 at 100.00	AA	2,132,720
800	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	889,568
66,775	Total Education and Civic Organizations			72,375,303
	Health Care – 11.4% (7.6% of Total Investments)
590	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Hospital for Special Surgery, Series 2009, 6.250%, 8/15/34	8/19 at 100.00	AA+	736,019
1,715	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	AA–	1,896,258
2,575	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	BBB	2,761,507
3,535	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	BBB	3,828,900
1,325	Dormitory Authority of the State of New York, Revenue Bonds, Health Quest System Inc., Series 2007B, 5.250%, 7/01/27 – AGC Insured	7/17 at 100.00	AA–	1,484,610
1,860	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA–	2,030,227
1,560	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian Hospital Project, Series 2007, 5.000%, 8/15/36 – AGM Insured	8/14 at 100.00	AA–	1,612,681
8,525	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop South Nassau University Health System Obligated Group, Series 2001B, 5.250%, 7/01/26 – AMBAC Insured	1/13 at 100.00	Baa1	8,535,571
	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A:
3,150	5.250%, 2/15/21 – AMBAC Insured	2/13 at 100.00	Aa3	3,200,054
2,100	5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	Aa3	2,137,779
2,225	Suffolk County Economic Development Corp / Nassau County Local Economic Assistance & Financing Corp., New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2011, 5.000%, 7/01/28	7/21 at 100.00	A–	2,557,104
935	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2010-C2, 6.125%, 11/01/37	11/20 at 100.00	A3	1,114,249
30,095	Total Health Care			31,894,959
	Housing/Multifamily – 3.4% (2.3% of Total Investments)
	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, Series 2005A:
1,230	5.000%, 7/01/14 – FGIC Insured	No Opt. Call	AA–	1,322,816
1,230	5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	AA–	1,366,001
5,740	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, Series 2005A, 5.000%, 7/01/25 – NPFG Insured (UB) (4)	7/15 at 100.00	AA–	6,127,106
450	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	484,785
	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A:
65	6.100%, 11/01/15 – AGM Insured	11/12 at 100.00	AA–	65,306
130	6.125%, 11/01/20 – AGM Insured	11/12 at 100.00	AA–	130,324
8,845	Total Housing/Multifamily			9,496,338
	Tax Obligation/General – 12.6% (8.4% of Total Investments)
3,000	Dormitory Authority of the State of New York, School Districts Revenue Bond Financing Program, Peekskill City School District, Series 2005D, 5.000%, 10/01/33 – NPFG Insured	10/15 at 100.00	Aa3	3,297,960

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,200	Erie County, New York, General Obligation Bonds, Series 2003A, 5.250%, 3/15/16 – NPFG Insured	3/13 at 100.00	A2	$1,226,292
635	Erie County, New York, General Obligation Bonds, Series 2004B, 5.250%, 4/01/13 – NPFG Insured	No Opt. Call	A2	648,805
400	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	470,072
3,000	New York City, New York, General Obligation Bonds, Fiscal 2010 Series C, 5.000%, 8/01/23	8/19 at 100.00	AA	3,551,250
2,300	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 – FGIC Insured	3/15 at 100.00	AA	2,543,087
1,000	New York City, New York, General Obligation Bonds, Series 2011D-I, 5.000%, 10/01/29	No Opt. Call	AA	1,196,520
2,200	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012, 5.000%, 4/01/26	No Opt. Call	AA	2,683,692
	New York City, New York, General Obligation Bonds, Series 2004E:
3,000	5.000%, 11/01/19 – AGM Insured (UB)	11/14 at 100.00	AA	3,285,630
2,300	5.000%, 11/01/20 – AGM Insured (UB)	11/14 at 100.00	AA	2,518,983
	Pavilion Central School District, Genesee County, New York, General Obligation Bonds, Series 2005:
1,650	5.000%, 6/15/16 – AGM Insured	6/15 at 100.00	AA–	1,819,505
1,815	5.000%, 6/15/18 – AGM Insured	6/15 at 100.00	AA–	2,021,928
1,145	Three Village Central School District, Brookhaven and Smithtown, Suffolk County, New York, General Obligation Bonds, Series 2005, 5.000%, 6/01/18 – FGIC Insured	No Opt. Call	Aa2	1,392,606
1,620	West Islip Union Free School District, Suffolk County, New York, General Obligation Bonds, Series 2005, 5.000%, 10/01/16 – AGM Insured	10/15 at 100.00	Aa3	1,832,042
6,110	Yonkers, New York, General Obligation Bonds, Series 2005A, 5.000%, 8/01/16 – NPFG Insured	8/15 at 100.00	BBB+	6,658,739
31,375	Total Tax Obligation/General			35,147,111
	Tax Obligation/Limited – 56.3% (37.3% of Total Investments)
1,575	Dormitory Authority of the State of New York, Department of Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 – CIFG Insured	7/15 at 100.00	AA–	1,752,991
1,095	Dormitory Authority of the State of New York, Insured Revenue Bonds, 853 Schools Program – Anderson School, Series 1999E, Issue 2, 5.750%, 7/01/19 – AMBAC Insured	1/13 at 100.00	N/R	1,099,281
2,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Special Act School District Program, Series 1999, 5.750%, 7/01/19 – NPFG Insured	1/13 at 100.00	BBB	2,007,640
1,500	Dormitory Authority of the State of New York, Lease Revenue Bonds, Wayne-Finger Lakes Board of Cooperative Education Services, Series 2004, 5.000%, 8/15/23 – AGM Insured	8/14 at 100.00	AA–	1,615,635
2,410	Dormitory Authority of the State of New York, Revenue Bonds, Department of Health, Series 2004-2, 5.000%, 7/01/20 – FGIC Insured	7/14 at 100.00	AA–	2,598,703
	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005D-1:
2,120	5.000%, 2/15/15 – FGIC Insured	No Opt. Call	AA–	2,342,685
1,200	5.000%, 8/15/23 – FGIC Insured	2/15 at 100.00	AA–	1,312,896
4,600	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D, 5.250%, 10/01/23 – NPFG Insured	10/12 at 100.00	A+	4,617,894
20	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – AGM Insured	No Opt. Call	AAA	22,105
2,400	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2009A, 5.000%, 5/01/31	5/19 at 100.00	AA–	2,757,456
1,290	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2004, 5.750%, 5/01/26 – AGM Insured (UB)	5/14 at 100.00	AA–	1,402,733
5,630	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2007A, 5.750%, 5/01/28 – AGM Insured (UB)	5/17 at 100.00	AA–	6,629,944
1,780	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2008A, 5.750%, 5/01/27 – AGM Insured (UB)	5/18 at 100.00	AA–	2,134,042
5,400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	6,387,120
10,735	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	11,405,293

Nuveen Investments	29

Nuveen New York Investment Quality Municipal Fund, Inc. (continued)
NQN	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$6,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 – AGM Insured	11/12 at 100.00	AA	$6,038,100
4,500	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.750%, 7/01/18 – AGM Insured (UB)	No Opt. Call	AA–	5,623,020
4,820	Nassau County Interim Finance Authority, New York, Sales and Use Tax Revenue Bonds, Series 2004H, 5.250%, 11/15/13 – AMBAC Insured	No Opt. Call	AAA	5,091,029
	Nassau County Interim Finance Authority, New York, Sales Tax Secured Revenue Bonds, Series 2003A:
2,115	5.000%, 11/15/18 – AMBAC Insured	11/13 at 100.00	AAA	2,225,636
1,305	4.750%, 11/15/21 – AMBAC Insured	11/13 at 100.00	AAA	1,368,071
1,305	4.750%, 11/15/22 – AMBAC Insured	11/13 at 100.00	AAA	1,367,614
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
2,200	5.000%, 10/15/25 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	2,395,712
1,600	5.000%, 10/15/26 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	1,734,304
6,640	5.000%, 10/15/29 – AMBAC Insured (UB) (4)	10/14 at 100.00	AAA	7,205,861
1,500	5.000%, 10/15/32 – AMBAC Insured (UB) (4)	10/14 at 100.00	AAA	1,624,305
1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2012 Series E-1, 5.000%, 2/01/42	2/22 at 100.00	AAA	1,154,360
10,400	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2012 Series F-1, 5.000%, 5/01/39	5/22 at 100.00	AAA	12,079,908
35	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%, 2/01/22 – NPFG Insured	2/13 at 100.00	AAA	35,575
5	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/19 – SYNCORA GTY Insured	2/14 at 100.00	AAA	5,307
	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A:
3,785	5.750%, 4/01/33 – AGM Insured	4/21 at 100.00	AA+	4,604,339
1,000	5.750%, 4/01/41	4/21 at 100.00	AA–	1,196,440
	New York Convention Center Development Corporation, Hotel Fee Revenue Bonds, Tender Option Bonds Trust 3095:
700	13.273%, 11/15/30 – AMBAC Insured (IF) (4)	11/15 at 100.00	AA+	851,011
3,195	13.259%, 11/15/44 – AMBAC Insured (IF) (4)	11/15 at 100.00	AA+	3,735,434
3,000	New York State Local Government Assistance Corporation, Revenue Bonds, Series 1993E, 5.250%, 4/01/16 – AGM Insured (UB)	No Opt. Call	AAA	3,379,230
	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B:
7,350	5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA	9,417,114
1,500	5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	1,698,780
1,750	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2004A, 5.000%, 3/15/24 – AMBAC Insured	9/14 at 100.00	AAA	1,899,608
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
6,300	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	6,509,853
1,000	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	1,033,310
4,500	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	4,649,895
800	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 – AGM Insured	3/15 at 100.00	AAA	843,864
1,000	Niagara Falls City School District, Niagara County, New York, Certificates of Participation, High School Facility, Series 2005, 5.000%, 6/15/28 – AGM Insured	6/15 at 100.00	AA–	1,058,010
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.000%, 8/01/40 – AGM Insured	2/20 at 100.00	AA–	2,147,760
295	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA–	320,547
22,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C, 0.000%, 8/01/37	No Opt. Call	AA–	5,708,780

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
$7,700	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	$1,191,960
54,600	0.000%, 8/01/46 – NPFG Insured	No Opt. Call	AA–	7,920,276
11,395	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	AA–	1,541,288
1,210	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Hampton Bays Public Library, Series 1999A, 6.000%, 10/01/19 – NPFG Insured	4/13 at 100.00	Baa2	1,214,489
222,260	Total Tax Obligation/Limited			156,957,208
	Transportation – 9.9% (6.6% of Total Investments)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005A:
700	4.750%, 11/15/27 – NPFG Insured	11/15 at 100.00	AA–	771,911
3,000	4.750%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	3,198,330
1,655	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	1,825,068
710	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%, 1/01/25 – FGIC Insured	1/18 at 100.00	A+	814,072
	New York State Thruway Authority, General Revenue Bonds, Series 2005F:
1,955	5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	A+	2,136,307
5,360	5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A+	5,794,214
1,500	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured (UB)	7/15 at 100.00	AA–	1,651,365
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
2,080	5.000%, 12/01/19 – AGM Insured	6/15 at 101.00	AA–	2,341,997
2,625	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	2,904,484
1,475	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–	1,619,712
870	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.214%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–	1,336,424
	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E:
780	5.500%, 11/15/20 – NPFG Insured	No Opt. Call	A+	993,572
2,300	5.250%, 11/15/22 – NPFG Insured	11/12 at 100.00	A+	2,314,122
25,010	Total Transportation			27,701,578
	U.S. Guaranteed – 10.0% (6.6% of Total Investments) (5)
485	Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds, Suffolk County Issue, Series 1986, 7.375%, 7/01/16 – BIGI Insured (ETM)	No Opt. Call	Aaa	553,603
6,000	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2003-1, 5.000%, 7/01/21 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Aa2 (5)	6,218,340
355	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA– (5)	395,900
2,620	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003C, 5.000%, 9/01/16 (Pre-refunded 9/01/13) – CIFG Insured	9/13 at 100.00	A (5)	2,735,542
945	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 – AMBAC Insured (ETM)	1/13 at 100.00	N/R (5)	987,336
5,090	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1998A, 5.000%, 4/01/23 (Pre-refunded 10/01/15) – FGIC Insured	10/15 at 100.00	AA+ (5)	5,800,971
1,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A, 5.000%, 4/01/29 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AA+ (5)	1,095,100
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A, 5.500%, 11/15/19 (Pre-refunded 11/15/12) – AMBAC Insured	11/12 at 100.00	A (5)	2,013,900
205	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2004C, 5.000%, 6/15/35 (Pre-refunded 6/15/14) – AMBAC Insured	6/14 at 100.00	Aa1 (5)	221,564

Nuveen Investments	31

Nuveen New York Investment Quality Municipal Fund, Inc. (continued)
NQN	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$1,625	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%, 2/01/22 (Pre-refunded 2/01/13) – NPFG Insured	2/13 at 100.00	Aaa	$1,653,210
1,995	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/19 (Pre-refunded 2/01/14) – SYNCORA GTY Insured	2/14 at 100.00	AAA	2,122,062
3,910	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%, 2/01/22 (Pre-refunded 2/01/13) – NPFG Insured	2/13 at 100.00	Aaa	3,974,554
200	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA– (5)	223,042
26,430	Total U.S. Guaranteed			27,995,124
	Utilities – 7.5% (4.9% of Total Investments)
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
4,540	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	5,099,600
6,160	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	6,895,812
3,000	5.000%, 12/01/26 – AGC Insured	6/16 at 100.00	AA+	3,358,350
625	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A	663,575
3,310	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 5.500%, 5/01/33 – BHAC Insured	5/19 at 100.00	AA+	3,897,823
760	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2	862,562
18,395	Total Utilities			20,777,722
	Water and Sewer – 11.6% (7.7% of Total Investments)
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2010 Series 2009BB, 5.000%, 6/15/27	6/19 at 100.00	AA+	3,623,010
5,330	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	6,092,403
2,575	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/36 – NPFG Insured (UB)	6/16 at 100.00	AAA	2,914,488
5,030	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005C, 5.000%, 6/15/27 – NPFG Insured (UB)	6/15 at 100.00	AAA	5,570,876
2,795	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2004C, 5.000%, 6/15/35 – AMBAC Insured	6/14 at 100.00	AAA	2,970,414
3,845	New York State Environmental Facilities Corporation, Revenue Bonds, State Revolving Funds Master Financing, Series 2010C, 5.000%, 10/15/35	4/20 at 100.00	AAA	4,486,538

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,000	New York State Environmental Facilities Corporation, Revenue Bonds, State Revolving Funds Master Financing, Series 2012B, 5.000%, 2/15/42	No Opt. Call	AAA	$1,161,990
5,200	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2005C, 5.000%, 6/01/28 – NPFG Insured (UB)	6/15 at 100.00	AAA	5,540,444
28,775	Total Water and Sewer			32,360,163
$465,680	Total Investments (cost $392,581,182) – 150.8%			420,567,302
	Floating Rate Obligations – (13.3)%			(37,145,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (40.3)% (6)			(112,300,000)
	Other Assets Less Liabilities – 2.8%			7,836,474
	Net Assets Applicable to Common Shares – 100%			$278,958,776

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 26.7%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	33

Nuveen New York Select Quality Municipal Fund, Inc.
NVN	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 2.2% (1.4% of Total Investments)
$10,720	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.125%, 6/01/42	6/16 at 100.00	B+	$8,139,696
	Education and Civic Organizations – 24.6% (16.4% of Total Investments)
2,500	Dormitory Authority of the State of New York, General Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	AA–	3,433,825
3,000	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2007A, 5.250%, 7/01/32 – NPFG Insured	7/17 at 100.00	A–	3,314,610
1,235	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	BBB	1,476,924
135	Dormitory Authority of the State of New York, Insured Revenue Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/19 – AMBAC Insured	1/13 at 100.00	A2	135,383
2,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) – SYNCORA GTY Insured	No Opt. Call	Aa2	2,073,900
1,835	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	2,002,389
2,790	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2006A, 5.000%, 7/01/31 – NPFG Insured	7/16 at 100.00	Aa2	3,014,121
6,215	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	Aa2	6,939,793
735	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 – FGIC Insured	7/17 at 100.00	BBB	779,423
	Dormitory Authority of the State of New York, Revenue Bonds, Canisius College, Series 2000:
1,000	5.100%, 7/01/20 – NPFG Insured	1/13 at 100.00	BBB	1,002,020
2,875	5.250%, 7/01/30 – NPFG Insured	1/13 at 100.00	BBB	2,878,853
	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011:
1,000	5.625%, 11/01/35 – AGM Insured	5/21 at 100.00	AA–	1,190,390
1,020	5.750%, 11/01/40 – AGM Insured	5/21 at 100.00	AA–	1,215,269
995	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA–	1,101,903
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009A:
3,300	5.250%, 7/01/34	7/19 at 100.00	AA–	3,982,143
3,890	5.000%, 7/01/39	7/19 at 100.00	AA–	4,401,924
3,750	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009B, 5.000%, 7/01/39	7/19 at 100.00	AA–	4,243,500
1,600	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2008C, 5.000%, 7/01/37	7/20 at 100.00	Aa1	1,838,464
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
775	5.250%, 7/01/20 – AMBAC Insured	No Opt. Call	A1	962,705
620	5.250%, 7/01/21 – AMBAC Insured	No Opt. Call	A1	776,606
3,545	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Colgate University, Tender Option Bond Trust 3127, 12.931%, 1/01/14 – AMBAC Insured (IF)	No Opt. Call	AA+	4,065,867
7,250	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Horace Mann School, Series 1998, 5.000%, 7/01/28 – NPFG Insured	1/13 at 100.00	BBB	7,274,868
800	New York City Industrial Development Agency, New York, Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Series 2009, 6.375%, 1/01/39 – AGC Insured	1/19 at 100.00	AA–	944,616
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
2,000	5.000%, 1/01/36 – AMBAC Insured	1/17 at 100.00	BB+	2,044,440
3,200	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	BB+	3,258,688
1,905	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA–	2,341,855

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
$1,195	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB	$1,261,299
9,735	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	BBB	10,173,172
5,830	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	5,918,441
2,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, American Museum of Natural History, Series 2004A, 5.000%, 7/01/36 – NPFG Insured	7/14 at 100.00	AA	2,132,720
2,400	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	A	2,725,200
1,000	Onongada County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse University Project, Series 2011, 5.000%, 12/01/36	12/21 at 100.00	Aa3	1,161,510
1,390	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College, Series 2011, 5.500%, 7/01/33 – AGM Insured	1/21 at 100.00	Aa3	1,631,902
1,100	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	1,223,156
84,620	Total Education and Civic Organizations			92,921,879
	Financials – 1.3% (0.8% of Total Investments)
4,000	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	4,697,440
	Health Care – 10.8% (7.2% of Total Investments)
2,660	Albany Capital Resource Corporation, New York, St. Peter’s Hospital Project, Series 2011, 6.125%, 11/15/30	11/20 at 100.00	A3	3,195,086
810	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Hospital for Special Surgery, Series 2009, 6.250%, 8/15/34	8/19 at 100.00	AA+	1,010,467
2,295	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	AA–	2,537,559
2,655	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	BBB	2,847,302
1,000	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	BBB	1,083,140
	Dormitory Authority of the State of New York, Revenue Bonds, Health Quest System Inc., Series 2007B:
1,000	5.250%, 7/01/27 – AGC Insured	7/17 at 100.00	AA–	1,120,460
825	5.125%, 7/01/37 – AGC Insured	7/17 at 100.00	AA–	893,970
2,575	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA–	2,810,664
2,085	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian Hospital Project, Series 2007, 5.000%, 8/15/36 – AGM Insured	8/14 at 100.00	AA–	2,155,410
12,020	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop South Nassau University Health System Obligated Group, Series 2001A, 5.250%, 7/01/26 – AMBAC Insured	1/13 at 100.00	Baa1	12,034,905
2,025	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop South Nassau University Health System Obligated Group, Series 2001B, 5.250%, 7/01/31 – AMBAC Insured	1/13 at 100.00	Baa1	2,027,369
	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A:
2,800	5.250%, 2/15/21 – AMBAC Insured	2/13 at 100.00	Aa3	2,844,492
3,065	5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	Aa3	3,120,139
1,505	Suffolk County Economic Development Corp / Nassau County Local Economic Assistance & Financing Corp., New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2011, 5.000%, 7/01/28	7/21 at 100.00	A–	1,729,636
1,320	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2010-C2, 6.125%, 11/01/37	11/20 at 100.00	A3	1,573,057
38,640	Total Health Care			40,983,656

Nuveen Investments	35

Nuveen New York Select Quality Municipal Fund, Inc. (continued)
NVN	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 2.7% (1.8% of Total Investments)
	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, Series 2005A:
$1,470	5.000%, 7/01/14 – FGIC Insured	No Opt. Call	AA–	$1,580,926
1,470	5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	AA–	1,632,538
5,445	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, Series 2005A, 5.000%, 7/01/25 – NPFG Insured (UB) (4)	7/15 at 100.00	AA–	5,812,211
860	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Pass-Through Certificates, Series 1991C, 6.500%, 2/20/19 – AMBAC Insured	10/12 at 105.00	N/R	907,486
	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A:
30	6.100%, 11/01/15 – AGM Insured	11/12 at 100.00	AA–	30,141
170	6.125%, 11/01/20 – AGM Insured	11/12 at 100.00	AA–	170,423
9,445	Total Housing/Multifamily			10,133,725
	Tax Obligation/General – 11.4% (7.6% of Total Investments)
1,500	Erie County, New York, General Obligation Bonds, Series 2003A, 5.250%, 3/15/16 – NPFG Insured	3/13 at 100.00	A2	1,532,865
745	Erie County, New York, General Obligation Bonds, Series 2004B, 5.250%, 4/01/13 – NPFG Insured	No Opt. Call	A2	761,196
2,000	Erie County, New York, General Obligation Bonds, Series 2005A, 5.000%, 12/01/18 – NPFG Insured	12/15 at 100.00	A2	2,195,220
600	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	705,108
3,000	New York City, New York, General Obligation Bonds, Fiscal 2012 Series F, 5.000%, 8/01/31	2/22 at 100.00	AA	3,567,600
1,000	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I, 5.000%, 8/01/31	No Opt. Call	AA	1,198,060
	New York City, New York, General Obligation Bonds, Fiscal Series 1998H:
85	5.125%, 8/01/25 – NPFG Insured	2/13 at 100.00	AA	85,310
70	5.375%, 8/01/27 – NPFG Insured	2/13 at 100.00	AA	70,281
2,900	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 – FGIC Insured	3/15 at 100.00	AA	3,206,501
1,385	New York City, New York, General Obligation Bonds, Series 2011D-I, 5.000%, 10/01/29	No Opt. Call	AA	1,657,180
	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012:
2,700	5.000%, 4/01/26	No Opt. Call	AA	3,293,622
2,890	5.000%, 4/01/29	No Opt. Call	AA	3,485,831
	New York City, New York, General Obligation Bonds, Series 2004E:
3,250	5.000%, 11/01/19 – AGM Insured (UB)	11/14 at 100.00	AA	3,559,433
1,650	5.000%, 11/01/20 – AGM Insured (UB)	11/14 at 100.00	AA	1,807,097
	Rensselaer County, New York, General Obligation Bonds, Series 1991:
960	6.700%, 2/15/16 – AMBAC Insured	No Opt. Call	AA–	1,146,816
960	6.700%, 2/15/17 – AMBAC Insured	No Opt. Call	AA–	1,193,059
960	6.700%, 2/15/18 – AMBAC Insured	No Opt. Call	AA–	1,233,610
960	6.700%, 2/15/19 – AMBAC Insured	No Opt. Call	AA–	1,272,893
960	6.700%, 2/15/20 – AMBAC Insured	No Opt. Call	AA–	1,300,810
747	6.700%, 2/15/21 – AMBAC Insured	No Opt. Call	AA–	1,034,050
	Rochester, New York, General Obligation Bonds, Series 1999:
735	5.250%, 10/01/20 – NPFG Insured	No Opt. Call	Aa3	923,138
735	5.250%, 10/01/21 – NPFG Insured	No Opt. Call	Aa3	930,885
730	5.250%, 10/01/22 – NPFG Insured	No Opt. Call	Aa3	933,334
730	5.250%, 10/01/23 – NPFG Insured	No Opt. Call	Aa3	926,414
730	5.250%, 10/01/24 – NPFG Insured	No Opt. Call	Aa3	938,627
730	5.250%, 10/01/25 – NPFG Insured	No Opt. Call	Aa3	947,978
725	5.250%, 10/01/26 – NPFG Insured	No Opt. Call	Aa3	949,663
2,190	Yonkers, New York, General Obligation Bonds, Series 2005B, 5.000%, 8/01/19 – NPFG Insured	8/15 at 100.00	BBB+	2,358,652
36,627	Total Tax Obligation/General			43,215,233
	Tax Obligation/Limited – 53.2% (35.4% of Total Investments)
7,145	Dormitory Authority of the State of New York, Insured Revenue Bonds, Special Act School District Program, Series 1999, 5.750%, 7/01/19 – NPFG Insured	1/13 at 100.00	BBB	7,172,294
3,610	Dormitory Authority of the State of New York, Revenue Bonds, Department of Health, Series 2004-2, 5.000%, 7/01/20 – FGIC Insured	7/14 at 100.00	AA–	3,892,663

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005D-1:
$670	5.000%, 2/15/15 – FGIC Insured	No Opt. Call	AA–	$740,377
1,715	5.000%, 8/15/23 – FGIC Insured	2/15 at 100.00	AA–	1,876,347
7,925	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D, 5.250%, 10/01/23 – NPFG Insured	10/12 at 100.00	A+	7,955,828
55	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – AGM Insured	No Opt. Call	AAA	60,788
3,300	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2009A, 5.000%, 5/01/31	5/19 at 100.00	AA–	3,791,502
1,700	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2004, 5.750%, 5/01/26 – AGM Insured (UB)	5/14 at 100.00	AA–	1,848,563
7,545	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2007A, 5.750%, 5/01/28 – AGM Insured (UB)	5/17 at 100.00	AA–	8,885,067
2,390	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2008A, 5.750%, 5/01/28 – AGM Insured (UB)	5/18 at 100.00	AA–	2,864,391
5,400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	6,387,120
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A:
14,405	5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	15,304,448
2,100	5.000%, 2/15/47 – AGM Insured	2/17 at 100.00	AA–	2,235,513
7,500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 – AGM Insured	11/12 at 100.00	AA	7,547,625
2,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bond, Series 2002A, 5.750%, 7/01/18 – AGM Insured (UB)	No Opt. Call	AA–	2,499,120
	Nassau County Interim Finance Authority, New York, Sales Tax Secured Revenue Bonds, Series 2003A:
4,000	5.000%, 11/15/18 – AMBAC Insured	11/13 at 100.00	AAA	4,209,240
1,560	4.750%, 11/15/21 – AMBAC Insured	11/13 at 100.00	AAA	1,635,395
1,560	4.750%, 11/15/22 – AMBAC Insured	11/13 at 100.00	AAA	1,634,849
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
3,640	5.000%, 10/15/25 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	3,963,814
1,960	5.000%, 10/15/26 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	2,124,522
5,420	5.000%, 10/15/29 – AMBAC Insured (UB) (4)	10/14 at 100.00	AAA	5,881,892
1,205	5.000%, 10/15/32 – AMBAC Insured	10/14 at 100.00	AAA	1,304,858
1,500	5.000%, 10/15/32 – AMBAC Insured (UB) (4)	10/14 at 100.00	AAA	1,624,305
5,600	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	6,391,280
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2012 Series E-1:
2,370	5.000%, 2/01/35	No Opt. Call	AAA	2,773,587
2,890	5.000%, 2/01/37	No Opt. Call	AAA	3,356,446
3,000	5.000%, 2/01/42	2/22 at 100.00	AAA	3,463,080
17,200	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2012 Series F-1, 5.000%, 5/01/39	5/22 at 100.00	AAA	19,978,313
60	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%, 2/01/22 – NPFG Insured	2/13 at 100.00	AAA	60,986
3,800	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 5.000%, 11/01/30	5/17 at 100.00	AAA	4,393,256
4,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35	11/20 at 100.00	AAA	4,915,200
1,660	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A, 5.750%, 4/01/33 – AGM Insured	4/21 at 100.00	AA+	2,019,340
	New York Convention Center Development Corporation, Hotel Fee Revenue Bonds, Tender Option Bonds Trust 3095:
835	13.273%, 11/15/30 – AMBAC Insured (IF) (4)	11/15 at 100.00	AA+	1,015,135
3,955	13.259%, 11/15/44 – AMBAC Insured (IF) (4)	11/15 at 100.00	AA+	4,623,988

Nuveen Investments	37

Nuveen New York Select Quality Municipal Fund, Inc. (continued)
NVN	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2004A, 5.000%, 4/01/22 – NPFG Insured	4/14 at 100.00	AA	$1,066,880
	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B:
8,455	5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA	10,832,884
1,500	5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	1,698,780
1,000	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2004A, 5.000%, 3/15/24 – AMBAC Insured	9/14 at 100.00	AAA	1,085,490
1,600	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A, 5.000%, 3/15/29	9/20 at 100.00	AAA	1,917,232
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
11,100	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	11,469,741
1,000	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	1,033,310
4,565	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	4,717,060
400	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 – AGM Insured	3/15 at 100.00	AAA	421,932
4,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Refunding Bonds, Series 2002E, 5.500%, 7/01/18 – AGM Insured	No Opt. Call	AA–	4,601,480
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.000%, 8/01/40 – AGM Insured	2/20 at 100.00	AA–	2,684,700
1,175	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA–	1,276,755
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
53,475	0.000%, 8/01/46 – NPFG Insured	No Opt. Call	AA–	7,757,084
16,120	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	AA–	2,180,391
241,565	Total Tax Obligation/Limited			201,174,851
	Transportation – 8.3% (5.6% of Total Investments)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005A:
1,900	4.750%, 11/15/27 – NPFG Insured	11/15 at 100.00	AA–	2,095,187
4,000	4.750%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	4,264,440
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	A	1,112,610
5,195	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012C, 5.000%, 11/15/41	11/22 at 100.00	A	5,833,414
2,280	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	2,514,293
955	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%, 1/01/25 – FGIC Insured	1/18 at 100.00	A+	1,094,984
	New York State Thruway Authority, General Revenue Bonds, Series 2005F:
2,625	5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	A+	2,868,443
425	5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A+	459,429
1,650	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured (UB)	7/15 at 100.00	AA–	1,816,502
1,675	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–	1,839,334
1,170	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.214%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–	1,797,260
	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E:
1,570	5.500%, 11/15/20 – NPFG Insured	No Opt. Call	A+	1,999,882
3,800	5.250%, 11/15/22 – NPFG Insured	11/12 at 100.00	A+	3,823,332
28,245	Total Transportation			31,519,110

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 14.5% (9.7% of Total Investments) (5)
	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2003-1:
$2,500	5.000%, 7/01/21 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Aa2 (5)	$2,590,975
3,210	5.000%, 7/01/22 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Aa2 (5)	3,326,812
1,035	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA– (5)	1,154,242
505	Dormitory Authority of the State of New York, Suffolk County, Lease Revenue Bonds, Judicial Facilities, Series 1991A, 9.500%, 4/15/14 – FGIC Insured (ETM)	10/12 at 102.34	Baa1 (5)	547,880
11,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1998A, 4.750%, 4/01/28 (Pre-refunded 10/01/15) – FGIC Insured	10/15 at 100.00	AA+ (5)	12,454,200
	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A:
4,000	5.000%, 4/01/17 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AA+ (5)	4,380,400
3,250	5.000%, 4/01/29 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AA+ (5)	3,559,075
	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A:
6,000	5.500%, 11/15/18 (Pre-refunded 11/15/12) – AMBAC Insured	11/12 at 100.00	A (5)	6,041,700
2,000	5.125%, 11/15/22 (Pre-refunded 11/15/12) – FGIC Insured	11/12 at 100.00	A (5)	2,012,920
	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002E:
1,335	5.500%, 11/15/21 (Pre-refunded 11/15/12) – NPFG Insured	11/12 at 100.00	A (5)	1,344,278
4,575	5.000%, 11/15/25 (Pre-refunded 11/15/12) – NPFG Insured	11/12 at 100.00	A (5)	4,603,823
210	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2004C, 5.000%, 6/15/35 (Pre-refunded 6/15/14) – AMBAC Insured	6/14 at 100.00	Aa1 (5)	226,968
3,100	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%, 2/01/22 (Pre-refunded 2/01/13) – NPFG Insured	2/13 at 100.00	Aaa	3,153,816
2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/19 (Pre-refunded 2/01/14) – SYNCORA GTY Insured	2/14 at 100.00	AAA	2,127,380
3,500	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%, 2/01/22 (Pre-refunded 2/01/13) – NPFG Insured	2/13 at 100.00	Aaa	3,557,785
	New York State Municipal Bond Bank Agency, Buffalo, Special Program Revenue Bonds, Series 2001A:
875	5.125%, 5/15/19 (Pre-refunded 11/05/12) – AMBAC Insured	11/12 at 100.00	A1 (5)	879,410
920	5.125%, 5/15/20 (Pre-refunded 11/05/12) – AMBAC Insured	11/12 at 100.00	A1 (5)	924,637
965	5.250%, 5/15/21 (Pre-refunded 11/05/12) – AMBAC Insured	11/12 at 100.00	A1 (5)	969,989
1,015	5.250%, 5/15/22 (Pre-refunded 11/05/12) – AMBAC Insured	11/12 at 100.00	A1 (5)	1,020,248
100	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA– (5)	111,521
52,095	Total U.S. Guaranteed			54,988,059
	Utilities – 11.7% (7.8% of Total Investments)
900	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA–	991,917
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
4,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA–	2,903,840
4,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA–	2,771,080
15,000	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA–	9,922,350
3,000	0.000%, 6/01/27 – AGM Insured	No Opt. Call	AA–	1,889,550
4,500	0.000%, 6/01/28 – AGM Insured	No Opt. Call	AA–	2,696,085
3,000	0.000%, 6/01/29 – AGM Insured	No Opt. Call	AA–	1,708,500
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
6,010	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	6,750,793
7,735	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	8,658,946
4,000	5.000%, 12/01/26 – AGC Insured	6/16 at 100.00	AA+	4,477,800
750	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A	796,290
650	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2	737,718
53,545	Total Utilities			44,304,869

Nuveen Investments	39

Nuveen New York Select Quality Municipal Fund, Inc. (continued)
NVN	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 9.5% (6.3% of Total Investments)
$5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2010 Series 2009BB, 5.000%, 6/15/27	6/19 at 100.00	AA+	$6,038,350
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2007AA, 5.000%, 6/15/37	6/17 at 100.00	AA+	2,270,220
3,455	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/36 – NPFG Insured (UB)	6/16 at 100.00	AAA	3,910,507
5,920	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005C, 5.000%, 6/15/27 – NPFG Insured (UB)	6/15 at 100.00	AAA	6,556,578
2,790	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2004C, 5.000%, 6/15/35 – AMBAC Insured	6/14 at 100.00	AAA	2,965,100
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Refunding Bonds, Fiscal Series 2003E, 5.000%, 6/15/34	6/13 at 100.00	AAA	5,151,750
7,100	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2005C, 5.000%, 6/01/28 – NPFG Insured	6/15 at 100.00	AAA	7,564,837
2,230	Upper Mohawk Valley Regional Water Finance Authority, New York, Water System Revenue Bonds, Series 2000, 0.000%, 4/01/23 – AMBAC Insured	No Opt. Call	A1	1,598,754
33,495	Total Water and Sewer			36,056,096
$592,997	Total Investments (cost $520,682,476) – 150.2%			568,134,614
	Floating Rate Obligations – (8.9)%			(33,510,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (43.6)% (6)			(164,800,000)
	Other Assets Less Liabilities – 2.3%			8,355,104
	Net Assets Applicable to Common Shares – 100%			$378,179,718

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.0%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

40	Nuveen Investments

Nuveen New York Quality Income Municipal Fund, Inc.
NUN	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 2.2% (1.4% of Total Investments)
$10,785	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.125%, 6/01/42	6/16 at 100.00	B+	$8,189,051
	Education and Civic Organizations – 19.5% (13.0% of Total Investments)
1,000	Dormitory Authority of the State of New York, General Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	AA–	1,373,530
1,265	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	BBB	1,512,801
175	Dormitory Authority of the State of New York, Insured Revenue Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/26 – AMBAC Insured	1/13 at 100.00	A2	175,331
2,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) – SYNCORA GTY Insured	No Opt. Call	Aa2	2,073,900
2,320	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	2,531,630
2,830	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2006A, 5.000%, 7/01/31 – NPFG Insured	7/16 at 100.00	Aa2	3,057,334
5,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2011A, 5.000%, 7/01/41	No Opt. Call	Aa2	5,688,600
	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A:
1,000	5.000%, 7/01/25 – FGIC Insured	7/17 at 100.00	BBB	1,106,490
745	5.000%, 7/01/37 – FGIC Insured	7/17 at 100.00	BBB	790,028
1,800	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011, 5.750%, 11/01/40 – AGM Insured	5/21 at 100.00	AA–	2,144,592
3,000	Dormitory Authority of the State of New York, Revenue Bonds, Fordham University, Series 2008B, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	Aa3	3,289,230
875	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	998,296
1,005	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA–	1,112,977
3,300	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009A, 5.250%, 7/01/34	7/19 at 100.00	AA–	3,982,143
3,750	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009B, 5.000%, 7/01/39	7/19 at 100.00	AA–	4,243,500
2,100	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	2,403,534
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
800	5.250%, 7/01/20 – AMBAC Insured	No Opt. Call	A1	993,760
640	5.250%, 7/01/21 – AMBAC Insured	No Opt. Call	A1	801,658
705	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Colgate University, Tender Option Bond Trust 3127, 12.931%, 1/01/14 – AMBAC Insured (IF)	No Opt. Call	AA+	808,586
4,775	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Trinity Episcopal School, Series 1997, 5.250%, 6/15/27 – NPFG Insured	12/12 at 100.00	BBB	4,790,805
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
2,000	5.000%, 1/01/36 – AMBAC Insured	1/17 at 100.00	BB+	2,044,440
3,240	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	BB+	3,299,422
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
1,215	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB	1,282,408
9,840	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	BBB	10,282,897
5,910	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	5,999,655
1,000	Niagara Area Development Corporation, New York, Niagara University Project, Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	BBB+	1,099,470

Nuveen Investments	41

Nuveen New York Quality Income Municipal Fund, Inc. (continued)
NUN	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$4,000	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College, Series 2011, 5.375%, 7/01/41 – AGM Insured	1/21 at 100.00	Aa3	$4,587,720
1,100	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	1,223,156
67,390	Total Education and Civic Organizations			73,697,893
	Health Care – 11.7% (7.8% of Total Investments)
2,655	Albany Capital Resource Corporation, New York, St. Peter’s Hospital Project, Series 2011, 6.125%, 11/15/30	11/20 at 100.00	A3	3,189,080
820	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Hospital for Special Surgery, Series 2009, 6.250%, 8/15/34	8/19 at 100.00	AA+	1,022,942
2,325	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	AA–	2,570,729
2,695	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	BBB	2,890,199
1,000	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	BBB	1,083,140
2,250	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005, 4.900%, 8/15/31	8/15 at 100.00	N/R	2,385,135
2,000	Dormitory Authority of the State of New York, North Shore Long Island Jewish Obligated Group Revenue Bonds, Series 2011A, 5.000%, 5/01/41	5/21 at 100.00	A–	2,212,280
1,800	Dormitory Authority of the State of New York, Revenue Bonds, Health Quest System Inc., Series 2007B, 5.125%, 7/01/37 – AGC Insured	7/17 at 100.00	AA–	1,950,480
2,400	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA–	2,619,648
2,115	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian Hospital Project, Series 2007, 5.000%, 8/15/36 – AGM Insured	8/14 at 100.00	AA–	2,186,424
9,000	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop South Nassau University Health System Obligated Group, Series 2001B, 5.250%, 7/01/31 – AMBAC Insured	1/13 at 100.00	Baa1	9,010,530
900	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest System Inc, Series 2010A, 5.750%, 7/01/40 – AGM Insured	7/20 at 100.00	A–	1,049,454
1,875	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.750%, 8/15/35	2/21 at 100.00	Aa2	2,297,344
	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A:
2,800	5.250%, 2/15/21 – AMBAC Insured	2/13 at 100.00	Aa3	2,844,492
3,065	5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	Aa3	3,120,139
2,105	Suffolk County Economic Development Corp / Nassau County Local Economic Assistance & Financing Corp., New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2011, 5.000%, 7/01/28	7/21 at 100.00	A–	2,419,192
1,320	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2010-C2, 6.125%, 11/01/37	11/20 at 100.00	A3	1,573,057
41,125	Total Health Care			44,424,265
	Housing/Multifamily – 2.8% (1.9% of Total Investments)
	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, Series 2005A:
1,500	5.000%, 7/01/14 – FGIC Insured	No Opt. Call	AA–	1,613,190
1,500	5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	AA–	1,665,855
5,515	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, Series 2005A, 5.000%, 7/01/25 – NPFG Insured (UB) (4)	7/15 at 100.00	AA–	5,886,932
715	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Pass-Through Certificates, Series 1991C, 6.500%, 2/20/19 – AMBAC Insured	10/12 at 105.00	N/R	754,726
675	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA	737,735
42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$70	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	11/12 at 100.00	AA–	$70,174
9,975	Total Housing/Multifamily			10,728,612
	Tax Obligation/General – 8.9% (6.0% of Total Investments)
1,500	Erie County, New York, General Obligation Bonds, Series 2003A, 5.250%, 3/15/16 – NPFG Insured	3/13 at 100.00	A2	1,532,865
805	Erie County, New York, General Obligation Bonds, Series 2004B, 5.250%, 4/01/13 – NPFG Insured	No Opt. Call	A2	822,501
4,000	New York City, New York, General Obligation Bonds, Fiscal 2012 Series F, 5.000%, 8/01/31	2/22 at 100.00	AA	4,756,800
1,000	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I, 5.000%, 8/01/31	No Opt. Call	AA	1,198,060
	New York City, New York, General Obligation Bonds, Fiscal Series 2001D:
5	5.250%, 8/01/15 – AGM Insured	2/13 at 100.00	AA	5,021
5	5.000%, 8/01/16 – FGIC Insured	2/13 at 100.00	AA	5,019
4,130	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 – FGIC Insured	3/15 at 100.00	AA	4,566,500
7,500	New York City, New York, General Obligation Bonds, Series 2011D-I, 5.000%, 10/01/29	No Opt. Call	AA	8,973,900
3,335	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012, 5.000%, 4/01/29	No Opt. Call	AA	4,022,577
	New York City, New York, General Obligation Bonds, Series 2004E:
3,350	5.000%, 11/01/19 – AGM Insured (UB)	11/14 at 100.00	AA	3,668,954
1,700	5.000%, 11/01/20 – AGM Insured (UB)	11/14 at 100.00	AA	1,861,857
2,305	Yonkers, New York, General Obligation Bonds, Series 2005B, 5.000%, 8/01/20 – NPFG Insured	8/15 at 100.00	BBB+	2,468,010
29,635	Total Tax Obligation/General			33,882,064
	Tax Obligation/Limited – 57.4% (38.3% of Total Investments)
2,330	Dormitory Authority of the State of New York, 853 Schools Program Insured Revenue Bonds, Harmony Heights School, Issue 1, Series 1999C, 5.500%, 7/01/18 – AMBAC Insured	1/13 at 100.00	N/R	2,338,621
1,645	Dormitory Authority of the State of New York, Consolidated Revenue Bonds, City University System, Series 1993A, 5.750%, 7/01/13 – NPFG Insured	No Opt. Call	Aa3	1,711,688
130	Dormitory Authority of the State of New York, Improvement Revenue Bonds, Mental Health Services Facilities, Series 2000D, 5.250%, 8/15/30 – AGM Insured	2/13 at 100.00	AA	130,454
	Dormitory Authority of the State of New York, Lease Revenue Bonds, Madison-Oneida Board of Cooperative Educational Services, Series 2002:
1,045	5.250%, 8/15/20 – AGM Insured	2/13 at 100.00	AA–	1,049,065
1,100	5.250%, 8/15/21 – AGM Insured	2/13 at 100.00	AA–	1,104,224
365	5.250%, 8/15/22 – AGM Insured	2/13 at 100.00	AA–	366,369
3,610	Dormitory Authority of the State of New York, Revenue Bonds, Department of Health, Series 2004-2, 5.000%, 7/01/20 – FGIC Insured	7/14 at 100.00	AA–	3,892,663
	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005D-1:
2,300	5.000%, 2/15/15 – FGIC Insured	No Opt. Call	AA–	2,541,592
1,200	5.000%, 8/15/23 – FGIC Insured	2/15 at 100.00	AA–	1,312,896
7,900	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D, 5.250%, 10/01/23 – NPFG Insured	10/12 at 100.00	A+	7,930,731
4,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, 1989 Resolution, Series 2000C, 5.750%, 5/15/16 – AGM Insured	No Opt. Call	AA–	4,728,080
1,915	Dormitory Authority of the State of New York, Second General Resolution Consolidated Revenue Bonds, City University System, Series 1993A, 5.750%, 7/01/18 – AGM Insured	No Opt. Call	AA–	2,246,218
50	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – AGM Insured	No Opt. Call	AAA	55,262
3,300	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2009A, 5.000%, 5/01/31	5/19 at 100.00	AA–	3,791,502
1,710	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2004, 5.750%, 5/01/26 – AGM Insured (UB)	5/14 at 100.00	AA–	1,859,437

Nuveen Investments	43

Nuveen New York Quality Income Municipal Fund, Inc. (continued)
NUN	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2007A:
$5,980	5.750%, 5/01/27 – AGM Insured (UB)	5/17 at 100.00	AA–	$7,049,643
1,670	5.750%, 5/01/28 – AGM Insured (UB)	5/17 at 100.00	AA–	1,966,609
2,420	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2008A, 5.750%, 5/01/28 – AGM Insured (UB)	5/18 at 100.00	AA–	2,900,346
6,530	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	7,723,684
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A:
14,635	5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	15,548,805
2,100	5.000%, 2/15/47 – AGM Insured	2/17 at 100.00	AA–	2,235,513
7,500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 – AGM Insured	11/12 at 100.00	AA	7,547,625
1,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bond, Series 2002A, 5.750%, 7/01/18 – AGM Insured (UB)	No Opt. Call	AA–	1,249,560
1,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.750%, 7/01/18 – AGM Insured	No Opt. Call	AA–	1,249,560
	Nassau County Interim Finance Authority, New York, Sales Tax Secured Revenue Bonds, Series 2003A:
1,555	4.750%, 11/15/21 – AMBAC Insured	11/13 at 100.00	AAA	1,630,153
1,555	4.750%, 11/15/22 – AMBAC Insured	11/13 at 100.00	AAA	1,629,609
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
2,720	5.000%, 10/15/25 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	2,961,971
1,990	5.000%, 10/15/26 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	2,157,041
4,960	5.000%, 10/15/29 – AMBAC Insured (UB) (4)	10/14 at 100.00	AAA	5,382,691
1,500	5.000%, 10/15/32 – AMBAC Insured (UB) (4)	10/14 at 100.00	AAA	1,624,305
9,000	5.000%, 10/15/32 – AGM Insured	10/14 at 100.00	AAA	9,745,830
1,600	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	1,826,080
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2012 Series E-1:
2,730	5.000%, 2/01/35	No Opt. Call	AAA	3,194,892
3,335	5.000%, 2/01/37	No Opt. Call	AAA	3,873,269
3,420	5.000%, 2/01/42	2/22 at 100.00	AAA	3,947,911
6,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2012 Series F-1, 5.000%, 5/01/39	5/22 at 100.00	AAA	6,969,180
40	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%, 2/01/22 – NPFG Insured	2/13 at 100.00	AAA	40,658
	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C:
4,000	5.500%, 11/01/35	11/20 at 100.00	AAA	4,915,200
5,000	5.000%, 11/01/39	11/20 at 100.00	AAA	5,797,300
1,660	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A, 5.750%, 4/01/33 – AGM Insured	4/21 at 100.00	AA+	2,019,340
	New York Convention Center Development Corporation, Hotel Fee Revenue Bonds, Tender Option Bonds Trust 3095:
845	13.273%, 11/15/30 – AMBAC Insured (IF) (4)	11/15 at 100.00	AA+	1,027,292
4,005	13.259%, 11/15/44 – AMBAC Insured (IF) (4)	11/15 at 100.00	AA+	4,682,446
3,750	New York State Local Government Assistance Corporation, Revenue Bonds, Series 1993E, 5.250%, 4/01/16 – AGM Insured (UB)	No Opt. Call	AAA	4,224,038
1,000	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2004A, 5.000%, 4/01/22 – NPFG Insured	4/14 at 100.00	AA	1,066,880
	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B:
8,455	5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA	10,832,883
2,600	5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	2,944,552

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2004A, 5.000%, 3/15/24 – AMBAC Insured	9/14 at 100.00	AAA	$1,085,490
1,195	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A, 5.000%, 3/15/30	9/20 at 100.00	AAA	1,427,129
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
12,400	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	12,813,045
1,000	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	1,033,310
3,190	New York State Urban Development Corporation, Revenue Refunding Bonds, State Facilities, Series 1995, 5.600%, 4/01/15 – NPFG Insured	No Opt. Call	AA–	3,406,888
400	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 – AGM Insured	3/15 at 100.00	AAA	421,932
1,980	Niagara Falls City School District, Niagara County, New York, Certificates of Participation, High School Facility, Series 2005, 5.000%, 6/15/28 – AGM Insured	6/15 at 100.00	AA–	2,094,860
	Puerto Rico Highway and Transportation Authority, Highway Revenue Refunding Bonds, Series 2002E:
3,000	5.500%, 7/01/14 – AGM Insured	No Opt. Call	AA–	3,205,290
6,000	5.500%, 7/01/18 – AGM Insured	No Opt. Call	AA–	6,902,220
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.000%, 8/01/40 – AGM Insured	2/20 at 100.00	AA–	2,684,700
3,235	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA–	3,515,151
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
53,295	0.000%, 8/01/46 – NPFG Insured	No Opt. Call	AA–	7,730,973
44,175	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	AA–	5,975,111
280,525	Total Tax Obligation/Limited			217,319,767
	Transportation – 10.4% (7.0% of Total Investments)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005A:
900	4.750%, 11/15/27 – NPFG Insured	11/15 at 100.00	AA–	992,457
1,000	4.750%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	1,066,110
7,575	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/36 – AGM Insured	11/16 at 100.00	AA–	7,924,511
2,235	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	2,464,669
970	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%, 1/01/25 – FGIC Insured	1/18 at 100.00	A+	1,112,183
	New York State Thruway Authority, General Revenue Bonds, Series 2005F:
2,665	5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	A+	2,912,152
4,075	5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A+	4,405,116
1,700	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured (UB)	7/15 at 100.00	AA–	1,871,547
6,340	New York State Thruway Authority, General Revenue Bonds, Series 2012I, 5.000%, 1/01/42	1/22 at 100.00	A+	7,169,209
1,700	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–	1,866,787
1,175	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.214%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–	1,804,941
	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E:
1,570	5.500%, 11/15/20 – NPFG Insured	No Opt. Call	A+	1,999,882
3,800	5.250%, 11/15/22 – NPFG Insured	11/12 at 100.00	A+	3,823,332
35,705	Total Transportation			39,412,896

Nuveen Investments	45

Nuveen New York Quality Income Municipal Fund, Inc. (continued)
NUN	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 14.8% (9.9% of Total Investments) (5)
$1,435	Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds, Suffolk County Issue, Series 1986, 7.375%, 7/01/16 (ETM)	No Opt. Call	Aaa	$1,637,981
	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan–Kettering Cancer Center, Series 2003–1:
2,500	5.000%, 7/01/21 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Aa2 (5)	2,590,975
3,300	5.000%, 7/01/22 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Aa2 (5)	3,420,087
990	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA– (5)	1,104,058
	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A:
4,000	5.000%, 4/01/17 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AA+ (5)	4,380,400
1,000	5.000%, 4/01/29 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AA+ (5)	1,095,100
	Metropolitan Transportation Authority, New York, Transit Facilities Revenue Bonds, Series 1998B:
10,000	4.875%, 7/01/18 – FGIC Insured (ETM)	1/13 at 100.00	AA+ (5)	10,167,699
4,500	4.750%, 7/01/26 – FGIC Insured (ETM)	1/13 at 100.00	AA+ (5)	4,613,040
	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A:
3,815	5.500%, 11/15/19 (Pre-refunded 11/15/12) – AMBAC Insured	11/12 at 100.00	A (5)	3,841,514
4,000	5.125%, 11/15/22 (Pre-refunded 11/15/12) – FGIC Insured	11/12 at 100.00	A (5)	4,025,840
	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002E:
2,665	5.500%, 11/15/21 (Pre-refunded 11/15/12) – NPFG Insured	11/12 at 100.00	A (5)	2,683,522
8,500	5.000%, 11/15/25 (Pre-refunded 11/15/12) – NPFG Insured	11/12 at 100.00	A (5)	8,553,550
205	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2004C, 5.000%, 6/15/35 (Pre-refunded 6/15/14) – AMBAC Insured	6/14 at 100.00	Aa1 (5)	221,564
1,955	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%, 2/01/22 (Pre-refunded 2/01/13) – NPFG Insured	2/13 at 100.00	Aaa	1,988,939
1,845	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/19 (Pre-refunded 2/01/14) – SYNCORA GTY Insured	2/14 at 100.00	AAA	1,962,508
3,500	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%, 2/01/22 (Pre-refunded 2/01/13) – NPFG Insured	2/13 at 100.00	Aaa	3,557,785
100	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA– (5)	111,521
54,310	Total U.S. Guaranteed			55,956,083
	Utilities – 11.4% (7.6% of Total Investments)
1,560	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA–	1,719,323
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
4,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA–	2,903,840
4,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA–	2,771,080
5,000	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA–	3,307,450
7,000	0.000%, 6/01/27 – AGM Insured	No Opt. Call	AA–	4,408,950
10,500	0.000%, 6/01/28 – AGM Insured	No Opt. Call	AA–	6,290,865
7,000	0.000%, 6/01/29 – AGM Insured	No Opt. Call	AA–	3,986,500
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
6,180	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	6,941,747
8,020	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	8,977,989
750	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A	796,290
865	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2	981,732
54,875	Total Utilities			43,085,766
	Water and Sewer – 10.6% (7.1% of Total Investments)
8,870	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	10,138,765
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2007AA, 5.000%, 6/15/37	6/17 at 100.00	AA+	3,405,330

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$3,500	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/36 – NPFG Insured (UB)	6/16 at 100.00	AAA	$3,961,440
6,525	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005C, 5.000%, 6/15/27 – NPFG Insured (UB)	6/15 at 100.00	AAA	7,226,633
2,795	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2004C, 5.000%, 6/15/35 – AMBAC Insured	6/14 at 100.00	AAA	2,970,414
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Refunding Bonds, Fiscal Series 2003E, 5.000%, 6/15/34	6/13 at 100.00	AAA	5,151,750
7,000	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2005C, 5.000%, 6/01/28 – NPFG Insured (UB)	6/15 at 100.00	AAA	7,458,290
36,690	Total Water and Sewer			40,312,622
$621,015	Total Investments (cost $524,678,204) – 149.7%			567,009,019
	Floating Rate Obligations - (10.6)%			(40,245,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value - (42.7)% (6)			(161,700,000)
	Other Assets Less Liabilities - 3.6%			13,599,564
	Net Assets Applicable to Common Shares - 100%			$378,663,583

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.5%. N/R Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	47

Nuveen New York Premium Income Municipal Fund, Inc.
(formerly known as Nuveen Insured New York Premium Income Municipal Fund, Inc.)
NNF	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 2.1% (1.4% of Total Investments)
$3,700	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.125%, 6/01/42	6/16 at 100.00	B+	$2,809,410
	Education and Civic Organizations – 20.7% (14.0% of Total Investments)
	Dormitory Authority of the State of New York, General Revenue Bonds, New York University, Series 2001-1:
1,500	5.500%, 7/01/24 – AMBAC Insured	No Opt. Call	AA–	1,993,830
500	5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	AA–	686,765
435	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	BBB	520,212
50	Dormitory Authority of the State of New York, Insured Revenue Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/20 – AMBAC Insured	1/13 at 100.00	A2	50,130
1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) – SYNCORA GTY Insured	No Opt. Call	Aa2	1,036,950
635	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	692,925
970	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2006A, 5.000%, 7/01/31 – NPFG Insured	7/16 at 100.00	Aa2	1,047,920
1,500	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2011A, 5.000%, 7/01/41	No Opt. Call	Aa2	1,706,580
1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	Aa2	1,151,160
255	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 – FGIC Insured	7/17 at 100.00	BBB	270,412
600	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011, 5.750%, 11/01/40 – AGM Insured	5/21 at 100.00	AA–	714,864
345	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA–	382,067
1,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009A, 5.250%, 7/01/34	7/19 at 100.00	AA–	1,206,710
3,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009B, 5.000%, 7/01/39	7/19 at 100.00	AA–	3,394,800
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
250	5.250%, 7/01/20 – AMBAC Insured	No Opt. Call	A1	310,550
200	5.250%, 7/01/21 – AMBAC Insured	No Opt. Call	A1	250,518
1,935	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.000%, 7/01/19 – FGIC Insured	7/15 at 100.00	AA–	2,131,654
535	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Colgate University, Tender Option Bond Trust 3127, 12.931%, 1/01/14 – AMBAC Insured (IF)	No Opt. Call	AA+	613,608
	New York City Industrial Development Agency, New York, Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Series 2009:
400	6.125%, 1/01/29 – AGC Insured	1/19 at 100.00	AA–	473,224
200	6.375%, 1/01/39 – AGC Insured	1/19 at 100.00	AA–	236,154
1,110	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	BB+	1,130,357
1,445	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA–	1,776,367
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
415	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB	438,024
2,360	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	BBB	2,466,224
2,025	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	2,055,719
600	Niagara Area Development Corporation, New York, Niagara University Project, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	BBB+	661,716

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$350	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	$389,186
24,615	Total Education and Civic Organizations			27,788,626
	Health Care – 11.9% (8.0% of Total Investments)
280	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Hospital for Special Surgery, Series 2009, 6.250%, 8/15/34	8/19 at 100.00	AA+	349,297
1,400	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, St. Barnabas Hospital, Series 2002A, 5.125%, 2/01/22 – AMBAC Insured	2/13 at 100.00	N/R	1,404,452
805	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	AA–	890,080
1,405	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	BBB	1,506,764
620	Dormitory Authority of the State of New York, Revenue Bonds, Health Quest System Inc., Series 2007B, 5.125%, 7/01/37 – AGC Insured	7/17 at 100.00	AA–	671,832
1,750	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA–	1,910,160
730	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian Hospital Project, Series 2007, 5.000%, 8/15/36 – AGM Insured	8/14 at 100.00	AA–	754,652
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Vassar Brothers Hospital, Series 1997, 5.250%, 7/01/17 – AGM Insured	1/13 at 100.00	AA–	1,012,490
3,450	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop South Nassau University Health System Obligated Group, Series 2001A, 5.250%, 7/01/31 – AMBAC Insured	1/13 at 100.00	Baa1	3,454,037
	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A:
1,625	5.250%, 2/15/21 – AMBAC Insured	2/13 at 100.00	Aa3	1,650,821
1,000	5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	Aa3	1,017,990
705	Suffolk County Economic Development Corp / Nassau County Local Economic Assistance & Financing Corp., New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2011, 5.000%, 7/01/28	7/21 at 100.00	A–	810,228
425	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2010-C2, 6.125%, 11/01/37	11/20 at 100.00	A3	506,477
15,195	Total Health Care			15,939,280
	Housing/Multifamily – 2.7% (1.9% of Total Investments)
	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, Series 2005A:
400	5.000%, 7/01/14 – FGIC Insured	No Opt. Call	AA–	430,184
400	5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	AA–	444,228
2,165	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, Series 2005A, 5.000%, 7/01/25 – NPFG Insured (UB) (4)	7/15 at 100.00	AA–	2,311,008
365	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA	398,923
95	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	11/12 at 100.00	AA–	95,237
3,425	Total Housing/Multifamily			3,679,580
	Long–Term Care – 0.6% (0.4% of Total Investments)
850	Dormitory Authority of the State of New York, Insured Revenue Bonds, NYSARC Inc., Series 2001A, 5.000%, 7/01/26 – AGM Insured	1/13 at 101.00	AA–	861,458
	Tax Obligation/General – 5.3% (3.6% of Total Investments)
500	Erie County, New York, General Obligation Bonds, Series 2003A, 5.250%, 3/15/16 – NPFG Insured	3/13 at 100.00	A2	510,955
315	Erie County, New York, General Obligation Bonds, Series 2004B, 5.250%, 4/01/13 – NPFG Insured	No Opt. Call	A2	321,848
210	Nassau County, New York, General Obligation Improvement Bonds, Series 1993H, 5.500%, 6/15/16 – NPFG Insured	No Opt. Call	A+	244,098
1,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 – FGIC Insured	3/15 at 100.00	AA	1,105,690

Nuveen Investments	49

Nuveen New York Premium Income Municipal Fund, Inc. (continued)
NNF	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	New York City, New York, General Obligation Bonds, Series 2004E:
$1,000	5.000%, 11/01/19 – AGM Insured (UB)	11/14 at 100.00	AA	$1,095,210
1,100	5.000%, 11/01/20 – AGM Insured (UB)	11/14 at 100.00	AA	1,204,731
915	Niagara Falls, New York, General Obligation Bonds, Series 1994, 7.500%, 3/01/13 – NPFG Insured	No Opt. Call	A2	939,412
1,525	Yonkers, New York, General Obligation Bonds, Series 2005A, 5.000%, 8/01/16 – NPFG Insured	8/15 at 100.00	BBB+	1,661,960
6,565	Total Tax Obligation/General			7,083,904
	Tax Obligation/Limited – 64.4% (43.6% of Total Investments)
690	Dormitory Authority of the State of New York, Department of Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 – CIFG Insured	7/15 at 100.00	AA–	767,977
50	Dormitory Authority of the State of New York, Improvement Revenue Bonds, Mental Health Services Facilities, Series 2000D, 5.250%, 8/15/30 – AGM Insured	2/13 at 100.00	AA	50,175
500	Dormitory Authority of the State of New York, Lease Revenue Bonds, Wayne-Finger Lakes Board of Cooperative Education Services, Series 2004, 5.000%, 8/15/23 – AGM Insured	8/14 at 100.00	AA–	538,545
1,210	Dormitory Authority of the State of New York, Revenue Bonds, Department of Health, Series 2004-2, 5.000%, 7/01/20 – FGIC Insured	7/14 at 100.00	AA–	1,304,743
	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005D-1:
225	5.000%, 2/15/15 – FGIC Insured	No Opt. Call	AA–	248,634
600	5.000%, 8/15/23 – FGIC Insured	2/15 at 100.00	AA–	656,448
	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D:
4,300	5.250%, 10/01/23 – NPFG Insured	10/12 at 100.00	A+	4,316,727
875	5.000%, 10/01/30 – NPFG Insured	10/12 at 100.00	A+	878,106
1,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993A, 5.500%, 5/15/19 – AMBAC Insured	No Opt. Call	Aa3	1,202,190
2,200	Dormitory Authority of the State of New York, Second General Resolution Consolidated Revenue Bonds, City University System, Series 1993A, 5.750%, 7/01/18 – AGM Insured	No Opt. Call	AA–	2,580,512
20	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – AGM Insured	No Opt. Call	AAA	22,105
1,000	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2009A, 5.000%, 5/01/31	5/19 at 100.00	AA–	1,148,940
500	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2004, 5.750%, 5/01/26 – AGM Insured (UB)	5/14 at 100.00	AA–	543,695
2,615	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2007A, 5.750%, 5/01/28 – AGM Insured (UB)	5/17 at 100.00	AA–	3,079,450
830	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2008A, 5.750%, 5/01/27 – AGM Insured (UB)	5/18 at 100.00	AA–	995,087
1,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	1,182,800
5,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	5,312,200
2,500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 – AGM Insured	11/12 at 100.00	AA	2,515,875
1,500	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.750%, 7/01/18 – AGM Insured (UB)	No Opt. Call	AA–	1,874,340
	Nassau County Interim Finance Authority, New York, Sales Tax Secured Revenue Bonds, Series 2003A:
1,000	5.000%, 11/15/18 – AMBAC Insured	11/13 at 100.00	AAA	1,052,310
580	4.750%, 11/15/21 – AMBAC Insured	11/13 at 100.00	AAA	608,031
580	4.750%, 11/15/22 – AMBAC Insured	11/13 at 100.00	AAA	607,828
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
920	5.000%, 10/15/25 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	1,001,843
680	5.000%, 10/15/26 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	737,079
4,590	5.000%, 10/15/29 – AMBAC Insured (UB) (4)	10/14 at 100.00	AAA	4,981,160

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2012 Series E-1, 5.000%, 2/01/42	2/22 at 100.00	AAA	$2,308,720
4,400	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2012 Series F-1, 5.000%, 5/01/39	5/22 at 100.00	AAA	5,110,732
20	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%, 2/01/22 – NPFG Insured	2/13 at 100.00	AAA	20,329
2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35	11/20 at 100.00	AAA	2,457,600
1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, SubSeries 2011D-1, 5.250%, 2/01/30	No Opt. Call	AAA	1,202,110
	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A:
5,340	5.750%, 4/01/33 – AGM Insured	4/21 at 100.00	AA+	6,495,949
2,000	5.750%, 4/01/41	4/21 at 100.00	AA–	2,392,880
	New York Convention Center Development Corporation, Hotel Fee Revenue Bonds, Tender Option Bonds Trust 3095:
345	13.273%, 11/15/30 – AMBAC Insured (IF) (4)	11/15 at 100.00	AA+	419,427
1,365	13.259%, 11/15/44 – AMBAC Insured (IF) (4)	11/15 at 100.00	AA+	1,595,890
1,500	New York State Local Government Assistance Corporation, Revenue Bonds, Series 1993E, 5.250%, 4/01/16 – AGM Insured (UB)	No Opt. Call	AAA	1,689,615
1,000	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2004A, 5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	AA	1,066,880
	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B:
2,960	5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA	3,792,470
500	5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	566,260
750	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2004A, 5.000%, 3/15/24 – AMBAC Insured	9/14 at 100.00	AAA	814,118
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
2,100	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	2,169,951
3,800	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	3,926,578
1,300	New York State Urban Development Corporation, Revenue Bonds, Correctional Facilities, Series 1994A, 5.250%, 1/01/14 – AGM Insured	No Opt. Call	AA–	1,339,702
400	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 – AGM Insured	3/15 at 100.00	AAA	421,932
345	Niagara Falls City School District, Niagara County, New York, Certificates of Participation, High School Facility, Series 2005, 5.000%, 6/15/28 – AGM Insured	6/15 at 100.00	AA–	365,013
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Refunding Bonds, Series 2002E, 5.500%, 7/01/18 – AGM Insured	No Opt. Call	AA–	1,150,370
1,470	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA–	1,597,302
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
10,395	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	1,713,304
18,280	0.000%, 8/01/46 – NPFG Insured	No Opt. Call	AA–	2,651,697
20,515	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	AA–	2,774,859
119,750	Total Tax Obligation/Limited			86,250,488
	Transportation – 11.5% (7.8% of Total Investments)
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2003A, 5.000%, 11/15/25 – AGM Insured	11/13 at 100.00	AA–	2,089,940
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005A:
600	4.750%, 11/15/27 – NPFG Insured	11/15 at 100.00	AA–	661,638
1,500	4.750%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	1,599,165
790	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	871,180
330	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%, 1/01/25 – FGIC Insured	1/18 at 100.00	A+	378,371

Nuveen Investments	51

Nuveen New York Premium Income Municipal Fund, Inc. (continued)
NNF	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	New York State Thruway Authority, General Revenue Bonds, Series 2005F:
$925	5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	A+	$1,010,785
2,240	5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A+	2,421,462
600	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured (UB)	7/15 at 100.00	AA–	660,546
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
1,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	1,106,470
565	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–	620,432
410	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.214%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–	629,809
	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E:
780	5.500%, 11/15/20 – NPFG Insured	No Opt. Call	A+	993,572
2,300	5.250%, 11/15/22 – NPFG Insured	11/12 at 100.00	A+	2,314,122
14,040	Total Transportation			15,357,492
	U.S. Guaranteed – 10.7% (7.3% of Total Investments) (5)
2,740	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2003-1, 5.000%, 7/01/21 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Aa2 (5)	2,839,709
355	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA– (5)	395,900
500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A, 5.000%, 4/01/29 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AA+ (5)	547,550
	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A:
500	5.500%, 11/15/19 (Pre-refunded 11/15/12) – AMBAC Insured	11/12 at 100.00	A (5)	503,475
2,010	5.000%, 11/15/25 (Pre-refunded 11/15/12) – FGIC Insured	11/12 at 100.00	A (5)	2,022,663
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002E, 5.000%, 11/15/25 (Pre-refunded 11/15/12) – NPFG Insured	11/12 at 100.00	A (5)	2,012,600
230	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2004C, 5.000%, 6/15/35 (Pre-refunded 6/15/14) – AMBAC Insured	6/14 at 100.00	Aa1 (5)	248,584
980	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%, 2/01/22 (Pre-refunded 2/01/13) – NPFG Insured	2/13 at 100.00	Aaa	997,013
1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/19 (Pre-refunded 2/01/14) – SYNCORA GTY Insured	2/14 at 100.00	AAA	1,063,690
1,500	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%, 2/01/22 (Pre-refunded 2/01/13) – NPFG Insured	2/13 at 100.00	Aaa	1,524,765
100	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA– (5)	111,521
2,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, State Facilities and Equipment, Series 2002C-1, 5.500%, 3/15/21 (Pre-refunded 3/15/13) – FGIC Insured	3/13 at 100.00	AA+ (5)	2,049,560
85	Niagara Falls, New York, General Obligation Bonds, Series 1994, 7.500%, 3/01/13 – NPFG Insured (ETM)	No Opt. Call	A2 (5)	87,644
14,000	Total U.S. Guaranteed			14,404,674
	Utilities – 6.5% (4.4% of Total Investments)
540	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA–	595,150
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
2,270	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	2,549,800
2,930	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	3,279,989
1,500	5.000%, 12/01/26 – AGC Insured	6/16 at 100.00	AA+	1,679,175
250	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A	265,430
250	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2	283,738
7,740	Total Utilities			8,653,282

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 11.3% (7.6% of Total Investments)
$2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2010 Series 2009BB, 5.000%, 6/15/27	6/19 at 100.00	AA+	$2,415,340
1,780	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	2,034,611
1,200	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/36 – NPFG Insured (UB)	6/16 at 100.00	AAA	1,358,208
1,980	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005C, 5.000%, 6/15/27 – NPFG Insured (UB)	6/15 at 100.00	AAA	2,192,909
3,075	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2004C, 5.000%, 6/15/35 – AMBAC Insured	6/14 at 100.00	AAA	3,267,987
1,000	New York State Environmental Facilities Corporation, Revenue Bonds, State Revolving Funds Master Financing, Series 2012B, 5.000%, 2/15/42	No Opt. Call	AAA	1,161,990
2,500	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2005C, 5.000%, 6/01/28 – NPFG Insured (UB)	6/15 at 100.00	AAA	2,663,675
13,535	Total Water and Sewer			15,094,720
$223,415	Total Investments (cost $184,115,074) – 147.7%			197,922,914
	Floating Rate Obligations – (12.4)%			(16,600,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (37.8)% (6)			(50,700,000)
	Other Assets Less Liabilities – 2.5%			3,414,702
	Net Assets Applicable to Common Shares – 100%			$134,037,616

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 25.6%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	53

Nuveen New York Dividend Advantage Municipal Income Fund
(formerly known as Nuveen Insured New York Dividend Advantage Municipal Fund)
NKO	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 2.2% (1.5% of Total Investments)
$1,210	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	12/12 at 100.00	A3	$1,177,705
915	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.750%, 6/01/33	6/13 at 100.00	A1	915,037
700	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	11/12 at 100.00	BBB+	699,944
2,825	Total Consumer Staples			2,792,686
	Education and Civic Organizations – 25.1% (17.3% of Total Investments)
395	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	BBB	472,377
4,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured	No Opt. Call	A–	4,701,200
1,280	Dormitory Authority of the State of New York, Insured Revenue Bonds, New York Medical College, Series 1998, 5.000%, 7/01/21 – NPFG Insured	1/13 at 100.00	BBB	1,284,096
1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) – SYNCORA GTY Insured	No Opt. Call	Aa2	1,036,950
140	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	152,771
920	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2006A, 5.000%, 7/01/31 – NPFG Insured	7/16 at 100.00	Aa2	993,904
240	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 – FGIC Insured	7/17 at 100.00	BBB	254,506
580	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011, 5.750%, 11/01/40 – AGM Insured	5/21 at 100.00	AA–	691,035
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.250%, 7/01/29	7/19 at 100.00	Baa2	1,074,850
3,250	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series1998A, 6.000%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	4,137,185
330	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA–	365,455
3,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	3,433,620
510	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Colgate University, Tender Option Bond Trust 3127, 12.931%, 1/01/14 – AMBAC Insured (IF)	No Opt. Call	AA+	584,934
300	New York City Industrial Development Agency, New York, Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Series 2009, 6.125%, 1/01/29 – AGC Insured	1/19 at 100.00	AA–	354,918
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
1,000	5.000%, 1/01/36 – AMBAC Insured	1/17 at 100.00	BB+	1,022,220
1,060	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	BB+	1,079,440
885	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA–	1,087,948
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
395	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB	416,915
2,210	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	BBB	2,309,472
1,920	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	1,949,126
1,560	New York City Trust for Cultural Resources, New York, Revenue Bonds, American Museum of Natural History, Series 2004A, 5.000%, 7/01/36 – NPFG Insured	7/14 at 100.00	AA	1,663,522
1,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	A	1,135,500
1,000	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College, Series 2011, 5.250%, 7/01/36 – AGM Insured	1/21 at 100.00	Aa3	1,141,070

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$350	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	$389,186
28,325	Total Education and Civic Organizations			31,732,200
	Health Care – 12.0% (8.3% of Total Investments)
1,400	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, St. Barnabas Hospital, Series 2002A, 5.125%, 2/01/22 – AMBAC Insured	2/13 at 100.00	N/R	1,404,452
760	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	AA–	840,324
425	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/33 – FGIC Insured	2/15 at 100.00	BBB	453,178
1,500	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	BBB	1,624,710
3,000	Dormitory Authority of the State of New York, North Shore Long Island Jewish Obligated Group Revenue Bonds, Series 2011A, 5.000%, 5/01/41	5/21 at 100.00	A–	3,318,420
1,540	Dormitory Authority of the State of New York, Revenue Bonds, Health Quest System Inc., Series 2007B, 5.250%, 7/01/27 – AGC Insured	7/17 at 100.00	AA–	1,725,508
835	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA–	911,419
600	Dormitory Authority of the State of New York, Revenue Bonds, South Nassau Communities Hospital, Series 2003B, 5.500%, 7/01/23	7/13 at 100.00	Baa1	609,594
690	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian Hospital Project, Series 2007, 5.000%, 8/15/36 – AGM Insured	8/14 at 100.00	AA–	713,301
	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A:
1,500	5.250%, 2/15/21 – AMBAC Insured	2/13 at 100.00	Aa3	1,523,835
1,000	5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	Aa3	1,017,990
850	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2010-C2, 6.125%, 11/01/37	11/20 at 100.00	A3	1,012,954
14,100	Total Health Care			15,155,685
	Housing/Multifamily – 0.8% (0.6% of Total Investments)
1,000	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A, 5.000%, 5/01/40	5/20 at 100.00	AA–	1,069,270
	Long–Term Care – 2.4% (1.6% of Total Investments)
510	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	559,700
	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Willow Towers Inc., Series 2002:
875	5.250%, 2/01/22	8/13 at 100.50	AA+	887,241
1,500	5.400%, 2/01/34	8/13 at 100.50	AA+	1,520,550
2,885	Total Long-Term Care			2,967,491
	Tax Obligation/General – 7.7% (5.3% of Total Investments)
200	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	235,036
1,000	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I, 5.000%, 8/01/30	No Opt. Call	AA	1,203,810
525	New York City, New York, General Obligation Bonds, Fiscal Series 2006C, 5.000%, 8/01/16 – AGM Insured	8/15 at 100.00	AA	593,996
3,800	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012, 5.000%, 4/01/26	No Opt. Call	AA	4,635,468
	New York City, New York, General Obligation Bonds, Series 2004E:
1,700	5.000%, 11/01/19 – AGM Insured (UB)	11/14 at 100.00	AA	1,861,857
1,100	5.000%, 11/01/20 – AGM Insured (UB)	11/14 at 100.00	AA	1,204,731
8,325	Total Tax Obligation/General			9,734,898
	Tax Obligation/Limited – 62.1% (42.7% of Total Investments)
165	Dormitory Authority of the State of New York, 853 Schools Program Insured Revenue Bonds, Vanderheyden Hall Inc., Issue 2, Series 1998F, 5.250%, 7/01/18 – AMBAC Insured	1/13 at 100.00	N/R	165,576

Nuveen Investments	55

Nuveen New York Dividend Advantage Municipal Income Fund (continued)
NKO	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$3,000	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D, 5.250%, 10/01/23 – NPFG Insured	10/12 at 100.00	A+	$3,011,670
10	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – AGM Insured	No Opt. Call	AAA	11,052
	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2008A:
590	5.750%, 5/01/27 – AGM Insured (UB)	5/18 at 100.00	AA–	707,351
190	5.750%, 5/01/28 – AGM Insured (UB)	5/18 at 100.00	AA–	227,713
2,485	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2007A, 5.750%, 5/01/28 – AGM Insured (UB)	5/17 at 100.00	AA–	2,926,361
1,850	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.000%, 2/15/47 – AGM Insured	2/21 at 100.00	AA–	2,064,064
4,760	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	5,057,214
2,290	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 – AGM Insured	11/12 at 100.00	AA	2,304,542
1,000	Nassau County Interim Finance Authority, New York, Sales Tax Secured Revenue Bonds, Series 2003A, 5.000%, 11/15/18 – AMBAC Insured	11/13 at 100.00	AAA	1,052,310
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
3,400	5.000%, 10/15/25 – NPFG Insured	10/14 at 100.00	AAA	3,702,464
1,040	5.000%, 10/15/26 – NPFG Insured	10/14 at 100.00	AAA	1,127,298
300	5.000%, 10/15/29 – AMBAC Insured	10/14 at 100.00	AAA	325,566
3,950	5.000%, 10/15/32 – AMBAC Insured	10/14 at 100.00	AAA	4,277,337
2,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	2,853,250
4,235	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2012 Series E-1, 5.000%, 2/01/42	2/22 at 100.00	AAA	4,888,715
2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2012 Series F-1, 5.000%, 5/01/39	5/22 at 100.00	AAA	2,323,060
5	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2002B, 5.250%, 5/01/16 – NPFG Insured	11/12 at 100.00	AAA	5,023
3,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.000%, 11/01/39	11/20 at 100.00	AAA	3,478,380
1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, SubSeries 2011D-1, 5.250%, 2/01/30	No Opt. Call	AAA	1,202,110
	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A:
5,130	5.750%, 4/01/33 – AGM Insured	4/21 at 100.00	AA+	6,240,486
1,000	5.750%, 4/01/41	4/21 at 100.00	AA–	1,196,440
	New York Convention Center Development Corporation, Hotel Fee Revenue Bonds, Tender Option Bonds Trust 3095:
165	13.273%, 11/15/30 – AMBAC Insured (IF) (4)	11/15 at 100.00	AA+	200,595
140	13.259%, 11/15/44 – AMBAC Insured (IF) (4)	11/15 at 100.00	AA+	163,681
	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B:
2,625	5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA	3,363,255
500	5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	566,260
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
1,900	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	1,963,289
1,000	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	1,033,310
750	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B–1C, 5.500%, 6/01/21	6/13 at 100.00	AA–	776,243
8,600	New York State Urban Development Corporation, Revenue Refunding Bonds, State Facilities, Series 1995, 5.700%, 4/01/20 – AGM Insured (UB)	No Opt. Call	AA–	10,504,900
295	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA–	320,547

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
$7,500	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	$1,483,575
15,000	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	2,472,300
17,310	0.000%, 8/01/46 – NPFG Insured	No Opt. Call	AA–	2,510,989
29,215	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	AA–	3,951,621
128,900	Total Tax Obligation/Limited			78,458,547
	Transportation – 7.9% (5.4% of Total Investments)
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2003A, 5.000%, 11/15/25 – AGM Insured	11/13 at 100.00	AA–	2,089,940
300	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005A, 4.750%, 11/15/27 – NPFG Insured	11/15 at 100.00	AA–	330,819
740	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	816,042
315	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%, 1/01/25 – FGIC Insured	1/18 at 100.00	A+	361,173
865	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	A+	945,220
350	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured (UB)	7/15 at 100.00	AA–	385,319
1,275	New York State Thruway Authority, General Revenue Bonds, Series 2012I, 5.000%, 1/01/42	1/22 at 100.00	A+	1,441,757
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
500	5.000%, 12/01/19 – AGM Insured	6/15 at 101.00	AA–	562,980
1,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	1,106,470
345	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–	378,848
390	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.214%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–	599,087
780	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	A+	993,572
8,860	Total Transportation			10,011,227
	U.S. Guaranteed – 12.3% (8.5% of Total Investments) (5)
	Buffalo, New York, General Obligation Bonds, Series 2002B:
1,490	5.375%, 11/15/18 (Pre-refunded 11/15/12) – NPFG Insured	11/12 at 100.00	A1 (5)	1,500,147
2,375	5.375%, 11/15/20 (Pre-refunded 11/15/12) – NPFG Insured	11/12 at 100.00	A1 (5)	2,391,174
85	Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds, Suffolk County Issue, Series 1986, 7.375%, 7/01/16 (ETM)	No Opt. Call	Aaa	97,023
1,725	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2003-1, 5.000%, 7/01/21 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Aa2 (5)	1,787,773
150	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA– (5)	167,282
	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A:
2,000	5.125%, 11/15/22 (Pre-refunded 11/15/12) – FGIC Insured	11/12 at 100.00	A (5)	2,012,920
4,000	5.000%, 11/15/25 (Pre-refunded 11/15/12) – FGIC Insured	11/12 at 100.00	A (5)	4,025,200
1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002F, 5.000%, 11/15/31 (Pre-refunded 11/15/12) – NPFG Insured	11/12 at 100.00	A (5)	1,257,875
500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/19 (Pre-refunded 2/01/14) – SYNCORA GTY Insured	2/14 at 100.00	AAA	531,845
	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Huntington Hospital, Series 2002C:
725	6.000%, 11/01/22 (Pre-refunded 11/01/12)	11/12 at 100.00	A– (5)	728,879
1,045	5.875%, 11/01/32 (Pre-refunded 11/01/12)	11/12 at 100.00	A– (5)	1,050,476
15,345	Total U.S. Guaranteed			15,550,594

Nuveen Investments	57

Nuveen New York Dividend Advantage Municipal Income Fund (continued)
NKO	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 8.2% (5.6% of Total Investments)
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
$1,700	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	$1,909,542
1,300	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	1,455,285
1,500	5.000%, 12/01/26 – AGC Insured	6/16 at 100.00	AA+	1,679,175
250	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A	265,430
5,000	New York State Energy Research and Development Authority, Pollution Control Revenue Refunding Bonds, Niagara Mohawk Power Corporation, Series 1998A, 5.150%, 11/01/25 – AMBAC Insured	11/12 at 100.00	A–	5,009,550
9,750	Total Utilities			10,318,982
	Water and Sewer – 4.7% (3.2% of Total Investments)
1,900	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	2,171,776
1,140	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/36 – NPFG Insured (UB)	6/16 at 100.00	AAA	1,290,298
2,295	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2005C, 5.000%, 6/01/28 – NPFG Insured	6/15 at 100.00	AAA	2,445,254
5,335	Total Water and Sewer			5,907,328
$225,650	Total Investments (cost $172,105,281) – 145.4%			183,698,908
	Floating Rate Obligations – (9.2)%			(11,620,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (39.6)% (6)			(50,000,000)
	Other Assets Less Liabilities – 3.4%			4,291,288
	Net Assets Applicable to Common Shares – 100%			$126,370,196

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.2%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

58	Nuveen Investments

Nuveen New York AMT-Free Municipal Income Fund
(formerly known as Nuveen Insured New York Tax-Free Advantage Municipal Fund)
NRK	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 3.1% (2.0% of Total Investments)
$1,375	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.750%, 6/01/33	6/13 at 100.00	A1	$1,375,055
280	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	11/12 at 100.00	BBB+	279,978
1,655	Total Consumer Staples			1,655,033
	Education and Civic Organizations – 35.1% (23.1% of Total Investments)
3,400	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2007A, 5.250%, 7/01/32 – NPFG Insured	7/17 at 100.00	A–	3,756,554
2,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Long Island University, Series 2003A, 5.000%, 9/01/32 – RAAI Insured	3/13 at 100.00	Baa3	2,002,300
2,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured	No Opt. Call	A–	2,350,600
1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) – SYNCORA GTY Insured	No Opt. Call	Aa2	1,036,950
410	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2006A, 5.000%, 7/01/31 – NPFG Insured	7/16 at 100.00	Aa2	442,935
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/25 – FGIC Insured	7/17 at 100.00	BBB	1,106,490
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Mount St. Mary College, Series 2003, 5.000%, 7/01/32 – RAAI Insured	7/13 at 100.00	A–	1,009,020
2,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	2,289,080
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
100	5.250%, 7/01/20 – AMBAC Insured	No Opt. Call	A1	124,220
80	5.250%, 7/01/21 – AMBAC Insured	No Opt. Call	A1	100,207
225	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Colgate University, Tender Option Bond Trust 3127, 12.931%, 1/01/14 – AMBAC Insured (IF)	No Opt. Call	AA+	258,059
300	New York City Industrial Development Agency, New York, Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Series 2009, 6.125%, 1/01/29 – AGC Insured	1/19 at 100.00	AA–	354,918
495	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA–	608,513
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
170	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB	179,432
1,425	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	BBB	1,489,139
840	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	852,743
1,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, American Museum of Natural History, Series 2004A, 5.000%, 7/01/36 – NPFG Insured	7/14 at 100.00	AA	1,066,360
17,445	Total Education and Civic Organizations			19,027,520
	Health Care – 17.2% (11.3% of Total Investments)
3,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, St. Barnabas Hospital, Series 2002A, 5.000%, 2/01/31 – AMBAC Insured	2/13 at 100.00	N/R	3,009,510
335	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	AA–	370,406
1,000	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	BBB	1,083,140
255	Dormitory Authority of the State of New York, Revenue Bonds, Health Quest System Inc., Series 2007B, 5.125%, 7/01/37 – AGC Insured	7/17 at 100.00	AA–	276,318
740	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA–	807,725
750	Dormitory Authority of the State of New York, Revenue Bonds, South Nassau Communities Hospital, Series 2003B, 5.500%, 7/01/23	7/13 at 100.00	Baa1	761,993

Nuveen Investments	59

Nuveen New York AMT-Free Municipal Income Fund (continued)
NRK	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$300	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian Hospital Project, Series 2007, 5.000%, 8/15/36 – AGM Insured	8/14 at 100.00	AA–	$310,131
2,640	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A, 5.250%, 2/15/21 – AMBAC Insured	2/13 at 100.00	Aa3	2,681,950
9,020	Total Health Care			9,301,173
	Long-Term Care – 0.6% (0.4% of Total Investments)
290	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	318,261
	Tax Obligation/General – 3.2% (2.1% of Total Investments)
1,000	Nassau County, New York, General Obligation Bonds, General Improvement Series 2009C, 5.000%, 10/01/29 – AGC Insured	10/19 at 100.00	AA–	1,139,460
50	New York City, New York, General Obligation Bonds, Fiscal Series 1998H, 5.125%, 8/01/25 – NPFG Insured	2/13 at 100.00	AA	50,183
225	New York City, New York, General Obligation Bonds, Fiscal Series 2006C, 5.000%, 8/01/16 – AGM Insured	8/15 at 100.00	AA	254,570
250	New York City, New York, General Obligation Bonds, Series 2004E, 5.000%, 11/01/19 – AGM Insured (UB)	11/14 at 100.00	AA	273,803
1,525	Total Tax Obligation/General			1,718,016
	Tax Obligation/Limited – 49.9% (32.7% of Total Investments)
1,000	Dormitory Authority of the State of New York, Master Lease Program Revenue Bonds, Nassau County Board of Cooperative Educational Services, Series 2009A, 5.000%, 8/15/28 – AGC Insured	8/19 at 100.00	AA–	1,141,830
3,000	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D, 5.250%, 10/01/23 – NPFG Insured	10/12 at 100.00	A+	3,011,670
1,000	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009A, 5.625%, 10/01/29 – AGC Insured	10/19 at 100.00	AA–	1,180,730
1,085	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2007A, 5.750%, 5/01/28 – AGM Insured (UB)	5/17 at 100.00	AA–	1,277,707
340	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2008A, 5.750%, 5/01/27 – AGM Insured (UB)	5/18 at 100.00	AA–	407,626
1,400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	1,655,920
2,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	2,183,314
560	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/13 at 102.00	BBB	567,140
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
610	5.000%, 10/15/25 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	664,266
555	5.000%, 10/15/26 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	601,587
740	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	844,562
3,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2012 Series E-1, 5.000%, 2/01/42	2/22 at 100.00	AAA	3,463,080
1,000	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A, 5.750%, 4/01/33 – AGM Insured	4/21 at 100.00	AA+	1,216,470
280	New York Convention Center Development Corporation, Hotel Fee Revenue Bonds, Tender Option Bonds Trust 3095, 13.259%, 11/15/44 – AMBAC Insured (IF) (4)	11/15 at 100.00	AA+	327,362
1,290	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2002A, 5.000%, 1/01/23 – FGIC Insured	1/13 at 100.00	AAA	1,305,480
950	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA	1,217,178
1,200	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	1,239,972

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$750	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21	6/13 at 100.00	AA–	$776,243
295	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA–	320,547
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
3,500	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	692,335
1,550	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	239,940
12,040	0.000%, 8/01/46 – NPFG Insured	No Opt. Call	AA–	1,746,522
6,925	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	AA–	936,676
45,125	Total Tax Obligation/Limited			27,018,157
	Transportation – 12.6% (8.2% of Total Investments)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005A:
100	4.750%, 11/15/27 – NPFG Insured	11/15 at 100.00	AA–	110,273
500	4.750%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	533,055
355	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	391,480
140	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%, 1/01/25 – FGIC Insured	1/18 at 100.00	A+	160,521
1,875	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/20 AMBAC Insured –	1/15 at 100.00	A+	2,048,888
3,000	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/32 – AGM Insured	7/15 at 100.00	AA–	3,302,730
170	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.214%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–	261,140
6,140	Total Transportation			6,808,087
	U.S. Guaranteed – 16.9% (11.1% of Total Investments) (5)
2,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Lutheran Medical Center, Series 2003, 5.000%, 8/01/31 (Pre-refunded 2/01/13) – NPFG Insured	2/13 at 100.00	BBB (5)	2,032,100
1,185	Dormitory Authority of the State of New York, FHA-Insured Nursing Home Mortgage Revenue Bonds, Shorefront Jewish Geriatric Center Inc., Series 2002, 5.200%, 2/01/32 (Pre-refunded 2/01/13)	2/13 at 102.00	Aaa	1,229,058
25	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2003-1, 5.000%, 7/01/21 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Aa2 (5)	25,910
500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Group, Series 2003, 5.375%, 5/01/23 (Pre-refunded 5/01/13)	5/13 at 100.00	Aaa	515,370
55	Erie County Water Authority, New York, Water Revenue Bonds, Series 1990B, 6.750%, 12/01/14 – AMBAC Insured (ETM)	No Opt. Call	N/R (5)	58,871
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A, 5.000%, 11/15/25 (Pre-refunded 11/15/12) – FGIC Insured	11/12 at 100.00	A (5)	1,006,300
2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%, 2/01/22 (Pre-refunded 2/01/13) – NPFG Insured	2/13 at 100.00	Aaa	2,033,020
500	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, State Facilities and Equipment, Series 2002C-1, 5.500%, 3/15/21 (Pre-refunded 3/15/13) – FGIC Insured	3/13 at 100.00	AA+ (5)	512,390
1,750	Power Authority of the State of New York, General Revenue Bonds, Series 2002A, 5.000%, 11/15/20 (Pre-refunded 11/15/12)	11/12 at 100.00	Aa2 (5)	1,761,043
9,015	Total U.S. Guaranteed			9,174,062
	Utilities – 6.7% (4.4% of Total Investments)
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
1,130	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	1,269,284
870	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	973,922
1,000	5.000%, 12/01/26 – AGC Insured	6/16 at 100.00	AA+	1,119,450
125	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A	132,715

Nuveen Investments	61

Nuveen New York AMT-Free Municipal Income Fund (continued)
NRK	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$110	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2	$124,845
3,235	Total Utilities			3,620,216
	Water and Sewer – 7.1% (4.7% of Total Investments)
1,780	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	2,034,611
495	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/36 – NPFG Insured (UB)	6/16 at 100.00	AAA	560,261
1,095	New York State Environmental Facilities Corporation, Revenue Bonds, State Revolving Funds Master Financing, Series 2012B, 5.000%, 2/15/42	No Opt. Call	AAA	1,272,379
3,370	Total Water and Sewer			3,867,251
$96,820	Total Investments (cost $77,751,776) – 152.4%			82,507,776
	Floating Rate Obligations – (4.4)%			(2,390,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (51.1)% (6)			(27,680,000)
	Other Assets Less Liabilities – 3.1%			1,701,726
	Net Assets Applicable to Common Shares – 100%			$54,139,502

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.5%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

62	Nuveen Investments

Statement of
Assets & Liabilities
September 30, 2012

	New York		New York		New York
	Investment		Select		Quality
	Quality		Quality		Income
	(NQN	)	(NVN	)	(NUN	)
Assets
Investments, at value (cost $392,581,182, $520,682,476 and $524,678,204, respectively)	$420,567,302		$568,134,614		$567,009,019
Cash	2,865,351		945,812		6,550,465
Receivables:
Interest	5,583,971		7,604,825		7,406,675
Investments sold	15,000		716,101		680,701
Deferred offering costs	640,040		863,947		828,230
Other assets	129,344		180,187		174,899
Total assets	429,801,008		578,445,486		582,649,989
Liabilities
Floating rate obligations	37,145,000		33,510,000		40,245,000
Payables:
Common share dividends	1,046,736		1,464,592		1,546,938
Interest	—		—		—
Investments purchased	—		—		—
Offering costs	—		—		—
MuniFund Term Preferred (MTP) Shares, at liquidation value	—		—		—
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	—		—		—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	112,300,000		164,800,000		161,700,000
Accrued expenses:
Management fees	209,729		280,773		283,146
Directors/Trustees fees	48,479		65,593		66,999
Other	92,288		144,810		144,323
Total liabilities	150,842,232		200,265,768		203,986,406
Net assets applicable to Common shares	$278,958,776		$378,179,718		$378,663,583
Common shares outstanding	17,542,953		23,230,215		23,782,336
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.90		$16.28		$15.92
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$175,430		$232,302		$237,823
Paid-in surplus	249,357,307		328,912,373		334,982,693
Undistributed (Over-distribution of) net investment income	3,520,864		4,692,697		4,371,384
Accumulated net realized gain (loss)	(2,080,945)		(3,109,792)		(3,259,132)
Net unrealized appreciation (depreciation)	27,986,120		47,452,138		42,330,815
Net assets applicable to Common shares	$278,958,776		$378,179,718		$378,663,583
Authorized shares:
Common	200,000,000		200,000,000		200,000,000
Preferred	1,000,000		1,000,000		1,000,000

See accompanying notes to financial statements.

Nuveen Investments	63

Statement of
Assets & Liabilities (continued)

	New York		New York		New York
	Premium		Dividend		AMT-Free
	Income		Advantage		Income
	(NNF	)	(NKO	)	(NRK	)
Assets
Investments, at value (cost $184,115,074, $172,105,281 and $77,751,776, respectively)	$197,922,914		$183,698,908		$82,507,776
Cash	2,356,114		1,604,084		730,020
Receivables:
Interest	2,684,651		2,645,281		974,821
Investments sold	—		—		—
Deferred offering costs	240,199		654,083		342,732
Other assets	7,800		51,580		6,793
Total assets	203,211,678		188,653,936		84,562,142
Liabilities
Floating rate obligations	16,600,000		11,620,000		2,390,000
Payables:
Common share dividends	522,671		528,952		197,579
Interest	50,465		—		58,820
Investments purchased	1,139,787		—		—
Offering costs	—		—		5,825
MuniFund Term Preferred (MTP) Shares, at liquidation value	—		—		27,680,000
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	50,700,000		—		—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	—		50,000,000		—
Accrued expenses:
Management fees	100,173		93,959		41,445
Directors/Trustees fees	1,166		1,113		518
Other	59,800		39,716		48,453
Total liabilities	69,174,062		62,283,740		30,422,640
Net assets applicable to Common shares	$134,037,616		$126,370,196		$54,139,502
Common shares outstanding	8,254,571		7,937,131		3,506,560
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$16.24		$15.92		$15.44
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$82,546		$79,371		$35,066
Paid-in surplus	118,698,883		113,621,117		49,598,473
Undistributed (Over-distribution of) net investment income	2,477,598		1,279,679		173,738
Accumulated net realized gain (loss)	(1,029,251)		(203,598)		(423,775)
Net unrealized appreciation (depreciation)	13,807,840		11,593,627		4,756,000
Net assets applicable to Common shares	$134,037,616		$126,370,196		$54,139,502
Authorized shares:
Common	200,000,000		Unlimited		Unlimited
Preferred	1,000,000		Unlimited		Unlimited

See accompanying notes to financial statements.

64	Nuveen Investments

Statement of
Operations
Year Ended September 30, 2012

	New York		New York		New York		New York		New York	New York
	Investment		Select		Quality		Premium		Dividend	AMT-Free
	Quality		Quality		Income		Income		Advantage	Income
	(NQN	)	(NVN	)	(NUN	)	(NNF	)	(NKO )	(NRK	)
Investment Income	$18,835,089		$25,877,965		$25,780,042		$9,137,643		$8,400,410	$3,829,075
Expenses
Management fees	2,552,433		3,408,965		3,442,203		1,219,675		1,143,611	505,760
Dividend disbursing agent fees	—		—		—		13,320		—	—
Shareholder servicing agent fees and expenses	23,609		22,832		23,507		28,176		1,554	17,473
Interest expense and amortization of offering costs	536,833		648,364		691,918		810,326		224,581	850,574
Liquidity fees	872,129		1,279,847		1,255,772		—		517,737	—
Remarketing fees	114,171		167,547		164,395		—		50,833	—
Custodian’s fees and expenses	60,110		79,869		82,516		38,177		32,085	18,979
Directors/Trustees fees and expenses	11,888		15,050		16,329		5,705		5,428	2,620
Professional fees	42,925		48,366		19,414		28,809		72,431	24,756
Shareholder reporting expenses	62,960		78,040		74,898		41,356		37,047	30,366
Stock exchange listing fees	8,575		8,575		8,575		8,575		1,052	15,476
Investor relations expense	31,366		40,695		41,357		16,452		14,511	8,143
Other expenses	44,610		52,423		48,802		20,963		34,852	29,797
Total expenses before custodian fee credit and expense reimbursement	4,361,609		5,850,573		5,869,686		2,231,534		2,135,722	1,503,944
Custodian fee credit	(3,722)		(6,006)		(5,944)		(854)		(3,571)	(596)
Expense reimbursement	—		—		—		—		(45,829)	—
Net expenses	4,357,887		5,844,567		5,863,742		2,230,680		2,086,322	1,503,348
Net investment income (loss)	14,477,202		20,033,398		19,916,300		6,906,963		6,314,088	2,325,727
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	681,639		533,205		1,047,498		284,326		653,911	59,743
Change in net unrealized appreciation (depreciation) of investments	10,150,149		17,633,351		15,755,096		4,277,389		4,145,120	1,557,950
Net realized and unrealized gain (loss)	10,831,788		18,166,556		16,802,594		4,561,715		4,799,031	1,617,693
Net increase (decrease) in net assets applicable to Common shares from operations	$25,308,990		$38,199,954		$36,718,894		$11,468,678		$11,113,119	$3,943,420

See accompanying notes to financial statements.

Nuveen Investments	65

Statement of
Changes in Net Assets

	New York		New York		New York
	Investment Quality (NQN)		Select Quality (NVN)		Quality Income (NUN)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	9/30/12	9/30/11	9/30/12	9/30/11	9/30/12	9/30/11
Operations
Net investment income (loss)	$14,477,202	$14,267,156	$20,033,398	$19,859,755	$19,916,300	$20,327,334
Net realized gain (loss) from investments	681,639	815,288	533,205	617,919	1,047,498	439,031
Change in net unrealized appreciation (depreciation) of investments	10,150,149	(3,309,672)	17,633,351	(6,120,459)	15,755,096	(6,386,485)
Distributions to Auction Rate Preferred Shareholders from net investment income	—	—	—	—	—	(189,512)
Net increase (decrease) in net assets applicable to Common shares from operations	25,308,990	11,772,772	38,199,954	14,357,215	36,718,894	14,190,368
Distributions to Common Shareholders
From net investment income	(14,662,754)	(14,119,537)	(20,201,434)	(19,544,653)	(20,824,842)	(19,761,948)
From accumulated net realized gains	(868,894)	(888,164)	(656,515)	(677,393)	(527,302)	(104,510)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(15,531,648)	(15,007,701)	(20,857,949)	(20,222,046)	(21,352,144)	(19,866,458)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	388,317	—	505,514	—	467,878	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	388,317	—	505,514	—	467,878	—
Net increase (decrease) in net assets applicable to Common shares	10,165,659	(3,234,929)	17,847,519	(5,864,831)	15,834,628	(5,676,090)
Net assets applicable to Common shares at the beginning of period	268,793,117	272,028,046	360,332,199	366,197,030	362,828,955	368,505,045
Net assets applicable to Common shares at the end of period	$278,958,776	$268,793,117	$378,179,718	$360,332,199	$378,663,583	$362,828,955
Undistributed (Over-distribution of) net investment income at the end of period	$3,520,864	$3,765,326	$4,692,697	$4,921,882	$4,371,384	$5,294,486

See accompanying notes to financial statements.

66	Nuveen Investments

	New York		New York		New York
	Premium Income (NNF)		Dividend Advantage (NKO)		AMT-Free Income (NRK)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	9/30/12	9/30/11	9/30/12	9/30/11	9/30/12	9/30/11
Operations
Net investment income	$6,906,963	$7,340,716	$6,314,088	$6,512,496	$2,325,727	$2,282,477
Net realized gain (loss) from investments	284,326	59,685	653,911	46,221	59,743	46,963
Change in net unrealized appreciation (depreciation) of investments	4,277,389	(1,168,454)	4,145,120	(850,898)	1,557,950	(924,356)
Distributions to Auction Rate Preferred Shareholders from net investment income	—	(172,673)	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	11,468,678	6,059,274	11,113,119	5,707,819	3,943,420	1,405,084
Distributions to Common Shareholders
From net investment income	(6,879,684)	(6,421,699)	(6,476,699)	(6,171,119)	(2,461,605)	(2,577,322)
From accumulated net realized gains	(47,812)	—	(41,273)	—	(36,118)	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(6,927,496)	(6,421,699)	(6,517,972)	(6,171,119)	(2,497,723)	(2,577,322)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	177,609	—	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	177,609	—	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares	4,718,791	(362,425)	4,595,147	(463,300)	1,445,697	(1,172,238)
Net assets applicable to Common shares at the beginning of period	129,318,825	129,681,250	121,775,049	122,238,349	52,693,805	53,866,043
Net assets applicable to Common shares at the end of period	$134,037,616	$129,318,825	$126,370,196	$121,775,049	$54,139,502	$52,693,805
Undistributed (Over-distribution of) net investment income at the end of period	$2,477,598	$2,381,497	$1,279,679	$1,460,754	$173,738	$176,594

See accompanying notes to financial statements.

Nuveen Investments	67

Statement of
Cash Flows
Year Ended September 30, 2012

	New York	New York	New York
	Investment	Select	Quality
	Quality	Quality	Income
	(NQN )	(NVN )	(NUN )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$25,308,990	$38,199,954	$36,718,894
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(52,104,489)	(72,948,566)	(104,435,909)
Proceeds from sales and maturities of investments	50,599,679	66,802,088	112,039,803
Amortization (Accretion) of premiums and discounts, net	913,549	314,473	439,660
(Increase) Decrease in:
Receivable for interest	312,610	71,582	352,685
Receivable for investments sold	115,000	(711,101)	(680,701)
Other assets	(6,356)	(6,247)	281
Increase (Decrease) in:
Payable for interest	—	—	—
Payable for investments purchased	—	—	—
Accrued management fees	1,109	3,188	2,284
Accrued Directors/Trustees fees	404	(670)	541
Accrued other expenses	15,421	21,454	14,754
Net realized (gain) loss from:
Investments	(681,639)	(533,205)	(1,047,498)
Paydowns	—	(2,210)	(1,839)
Change in net unrealized (appreciation) depreciation of investments	(10,150,149)	(17,633,351)	(15,755,096)
Taxes paid on undistributed capital gains	(14,438)	(11,645)	(7,852)
Net cash provided by (used in) operating activities	14,309,691	13,565,744	27,640,007
Cash Flows from Financing Activities:
(Increase) Decrease in:
Cash equivalents(1)	—	—	—
Deferred offering costs	34,578	(43,718)	(5,544)
Increase (Decrease) in:
Auction Rate Preferred Shares (“ARPS”) noticed for redemption, at liquidation value	—	—	—
Payable for offering costs	(287,398)	(261,689)	(294,416)
Cash distributions paid to Common shareholders	(15,135,272)	(20,336,217)	(20,857,837)
Net cash provided by (used in) financing activities	(15,388,092)	(20,641,624)	(21,157,797)
Net Increase (Decrease) in Cash	(1,078,401)	(7,075,880)	6,482,210
Cash at the beginning of period	3,943,752	8,021,692	68,255
Cash at the End of Period	$2,865,351	$945,812	$6,550,465
(1) Segregated for the payment of ARPS noticed for redemption.

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

New York		New York		New York
Investment		Select		Quality
Quality		Quality		Income
(NQN	)	(NVN	)	(NUN	)
$388,317		$505,514		$467,878

Cash paid for interest (excluding amortization of offering costs) was as follows:

New York		New York		New York
Investment		Select		Quality
Quality		Quality		Income
(NQN	)	(NVN	)	(NUN	)
$513,434		$619,107		$663,562

See accompanying notes to financial statements.

68	Nuveen Investments

	New York	New York	New York
	Premium	Dividend	AMT-Free
	Income	Advantage	Income
	(NNF )	(NKO )	(NRK )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$11,468,678	$11,113,119	$3,943,420
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(24,926,685)	(38,637,087)	(13,523,337)
Proceeds from sales and maturities of investments	25,398,396	37,260,915	12,176,159
Amortization (Accretion) of premiums and discounts, net	341,507	40,105	91,173
(Increase) Decrease in:
Receivable for interest	237,406	184,796	30,725
Receivable for investments sold	—	—	—
Other assets	15,272	(7,470)	31,069
Increase (Decrease) in:
Payable for interest	11,808	—	—
Payable for investments purchased	1,139,787	—	—
Accrued management fees	576	8,093	29
Accrued Directors/Trustees fees	652	584	271
Accrued other expenses	(6,510)	1,227	13,834
Net realized (gain) loss from:
Investments	(284,326)	(653,911)	(59,743)
Paydowns	—	—	—
Change in net unrealized (appreciation) depreciation of investments	(4,277,389)	(4,145,120)	(1,557,950)
Taxes paid on undistributed capital gains	(851)	(516)	(3,968)
Net cash provided by (used in) operating activities	9,118,321	5,164,735	1,141,682
Cash Flows from Financing Activities:
(Increase) Decrease in:
Cash equivalents(1)	24,808,290	—	—
Deferred offering costs	73,230	(37,267)	133,023
Increase (Decrease) in:
Auction Rate Preferred Shares (“ARPS”) noticed for redemption, at liquidation value	(24,800,000)	—	—
Payable for offering costs	(138,584)	(59,290)	(112,311)
Cash distributions paid to Common shareholders	(6,742,603)	(6,512,693)	(2,496,148)
Net cash provided by (used in) financing activities	(6,799,667)	(6,609,250)	(2,475,436)
Net Increase (Decrease) in Cash	2,318,654	(1,444,515)	(1,333,754)
Cash at the beginning of period	37,460	3,048,599	2,063,774
Cash at the End of Period	$2,356,114	$1,604,084	$730,020
(1) Segregated for the payment of ARPS noticed for redemption.

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

New York		New York		New York
Premium		Dividend		AMT-Free
Income		Advantage		Income
(NNF	)	(NKO	)	(NRK	)
$177,609		$—		$—

Cash paid for interest (excluding amortization of offering costs) was as follows:

New York		New York		New York
Premium		Dividend		AMT-Free
Income		Advantage		Income
(NNF	)	(NKO	)	(NRK	)
$693,777		$199,169		$717,552

See accompanying notes to financial statements.

Nuveen Investments	69

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share– holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share– holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
New York Investment Quality (NQN)
Year Ended 9/30:
2012	$15.34	$.83	$.62	$—	$—		$1.45	$(.84)	$(.05)	$(.89)	$—		$15.90	$15.62
2011	15.53	.81	(.14)	—	—		.67	(.81)	(.05)	(.86)	—		15.34	14.37
2010	15.08	.87	.37	(.02)	—		1.22	(.77)	—	(.77)	—		15.53	14.93
2009	13.23	.88	1.74	(.09)	—		2.53	(.68)	—	(.68)	—	*	15.08	14.13
2008	14.77	.90	(1.56)	(.26)	—		(.92)	(.62)	—	(.62)	—	*	13.23	10.72

New York Select Quality (NVN)
Year Ended 9/30:
2012	15.53	.86	.79	—	—		1.65	(.87)	(.03)	(.90)	—		16.28	16.18
2011	15.79	.85	(.24)	—	—		.61	(.84)	(.03)	(.87)	—		15.53	14.76
2010	15.37	.91	.33	(.03)	—		1.21	(.79)	—	(.79)	—		15.79	15.40
2009	13.34	.90	1.90	(.09)	—		2.71	(.68)	—	(.68)	—	*	15.37	13.76
2008	14.98	.91	(1.63)	(.27)	—	*	(.99)	(.64)	(.01)	(.65)	—	*	13.34	10.70

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

70	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)

Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

15.14%	9.68%	$278,959	1.59%		5.29%	12%
2.39	4.68	268,793	1.73		5.52	4
11.63	8.42	272,028	1.31		5.83	6
39.45	19.74	264,170	1.42		6.45	3
(17.85)	(6.46)	232,903	1.46		6.15	9

16.11	10.89	378,180	1.59		5.43	12
1.95	4.27	360,332	1.73		5.75	5
18.34	8.18	366,197	1.26		6.00	8
36.22	20.98	356,491	1.36		6.52	5
(18.81)	(6.90)	310,931	1.41		6.16	12

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively as follows:

New York Investment Quality (NQN)
Year Ended 9/30:
2012	.56%
2011	.67
2010	.17
2009	.22
2008	.22

New York Select Quality (NVN)
Year Ended 9/30:
2012	.57
2011	.69
2010	.14
2009	.16
2008	.20

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	71

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
New York Quality Income (NUN)
Year Ended 9/30:
2012	$15.28	$.84	$.70	$—	$—		$1.54	$(.88)	$(.02)	$(.90)	$—		$15.92	$15.68
2011	15.51	.86	(.25)	(.01)	—		.60	(.83)	— *	(.83)	—		15.28	14.80
2010	15.15	.91	.27	(.03)	—		1.15	(.79)	—	(.79)	—	*	15.51	15.10
2009	13.20	.89	1.81	(.09)	—		2.61	(.67)	—	(.67)	.01		15.15	13.68
2008	14.79	.89	(1.59)	(.27)	—	*	(.97)	(.61)	(.01)	(.62)	—	*	13.20	10.43

New York Premium Income (NNF)
Year Ended 9/30:
2012	15.69	.84	.55	—	—		1.39	(.83)	(.01)	(.84)	—		16.24	16.54
2011	15.73	.89	(.13)	(.02)	—		.74	(.78)	—	(.78)	—		15.69	14.77
2010	15.29	.86	.35	(.03)	—		1.18	(.74)	—	(.74)	—	*	15.73	15.18
2009	13.39	.84	1.76	(.08)	—		2.52	(.63)	—	(.63)	.01		15.29	13.64
2008	14.88	.86	(1.48)	(.26)	—		(.88)	(.61)	—	(.61)	—		13.39	11.04

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

72	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)

Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

12.36%	10.33%	$378,664	1.58%		5.37%	19%
4.01	4.26	362,829	1.62		5.81	3
16.77	7.87	368,505	1.22		6.08	6
38.91	20.46	359,827	1.38		6.50	5
(18.60)	(6.80)	315,510	1.42		6.10	9

18.07	9.07	134,038	1.70		5.25	13
2.78	5.04	129,319	1.28		5.93	3
17.25	7.96	129,681	1.25		5.63	4
30.31	19.42	126,259	1.42		6.02	5
(14.53)	(6.18)	111,528	1.45		5.84	10

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, VMTP and/or VRDP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate MuniFund Term Preferred Shares, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively as follows:

New York Quality Income (NUN)
Year Ended 9/30:
2012	.57%
2011	.55
2010	.07
2009	.18
2008	.21

New York Premium Income (NNF)
Year Ended 9/30:
2012	.62
2011	.13
2010	.09
2009	.21
2008	.21

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	73

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
New York Dividend Advantage (NKO)
Year Ended 9/30:
2012	$15.34	$.80	$.61	$—	$—		$1.41	$(.82)	$(.01)	$(.83)	$—		$15.92	$15.86
2011	15.40	.82	(.10)	—	—		.72	(.78)	—	(.78)	—		15.34	14.16
2010	15.17	.81	.19	—	—		1.00	(.77)	— *	(.77)	—		15.40	14.72
2009	13.38	.78	1.73	—	—	*	2.51	(.70)	(.02)	(.72)	—	*	15.17	14.07
2008	14.96	.91	(1.57)	(.22)	(.01)		(.89)	(.66)	(.03)	(.69)	—		13.38	10.96

New York AMT-Free Income (NRK)
Year Ended 9/30:
2012	15.03	.66	.46	—	—		1.12	(.70)	(.01)	(.71)	—		15.44	15.29
2011	15.36	.65	(.24)	—	—		.41	(.74)	—	(.74)	—		15.03	13.86
2010	15.18	.77	.23	(.01)	(.01)		.98	(.73)	(.07)	(.80)	—		15.36	14.75
2009	13.31	.83	1.81	(.10)	—	*	2.54	(.66)	(.01)	(.67)	—	*	15.18	13.70
2008	14.65	.88	(1.32)	(.25)	—	*	(.69)	(.65)	— *	(.65)	—		13.31	11.52

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

74	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)(d)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)(e)

Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(f)	Net Investment Income (Loss)	Expenses	(f)	Net Investment Income (Loss)	Portfolio Turnover Rate

18.26%	9.35%	$126,370	1.72%		5.05%	1.68%		5.09%	21%
1.77	4.98	121,775	1.77		5.43	1.66		5.55	12
10.62	6.88	122,238	1.86		5.19	1.67		5.37	2
36.41	19.41	120,406	2.13		5.42	1.87		5.68	3
(18.10)	(6.24)	106,583	1.65		5.81	1.31		6.15	9

15.78	7.63	54,140	2.82		4.35	N/A		N/A	15
(.81)	2.91	52,694	2.91		4.44	2.89		4.47	6
13.97	6.70 **	53,866	1.95		5.01	1.81		5.15	4
25.65	19.67	53,223	1.40		5.77	1.13		6.04	4
(11.94)	(4.91)	46,769	1.41		5.68	1.02		6.07	8
(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VRDP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
After expense reimbursement from the Adviser, where applicable. As of March 31, 2012 and November 30, 2010, the Adviser is no longer reimbursing New York Dividend Advantage (NKO) and New York AMT-Free Income (NRK), respectively, for any fees or expenses.

(f)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively as follows:

New York Dividend Advantage (NKO)
Year Ended 9/30:
2012	.64%
2011	.72
2010	.77
2009	1.01
2008	.40

New York AMT-Free Income (NRK)
Year Ended 9/30:
2012	1.59
2011	1.66
2010	.77
2009	.09
2008	.15

*	Rounds to less than $.01 per share.
**
During the fiscal year ended September 30, 2010, New York AMT-Free Income (NRK) received payments from the Adviser of $35,020 to offset losses realized on the disposal of investments purchased in violation of the Fund’s investment restrictions. This reimbursement did not have an impact on the Fund’s Total Return on Common Share Net Asset Value.

N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial
Highlights (continued)

	ARPS at the End of Period		VRDP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage
	Outstanding	Per $25,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share
New York Investment Quality (NQN)
Year Ended 9/30:
2012	$—	$—	$112,300	$348,405
2011	—	—	112,300	339,353
2010	—	—	112,300	342,233
2009	111,500	84,231	—	—
2008	114,925	75,664	—	—

New York Select Quality (NVN)
Year Ended 9/30:
2012	—	—	164,800	329,478
2011	—	—	164,800	318,648
2010	—	—	164,800	322,207
2009	163,900	79,376	—	—
2008	163,900	72,427	—	—

76	Nuveen Investments

							ARPS and
							VMTP Shares
							at the End
	ARPS at the End of Period		VMTP Shares at the End of Period		VRDP Shares at the End of Period		of Period
							Asset
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $25,000	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share	Preference
New York Quality Income (NUN)
Year Ended 9/30:
2012	$—	$—	$—	$—	$161,700	$334,177	$—
2011	—	—	—	—	161,700	324,384	—
2010	160,775	82,301	—	—	—	—	—
2009	160,775	80,952	—	—	—	—	—
2008	165,375	72,696	—	—	—	—	—

New York Premium Income (NNF)
Year Ended 9/30:
2012	—	—	50,700	364,374	—	—	—
2011	24,800	67,821	50,700	271,283	—	—	2.71
2010	50,350	89,390	—	—	—	—	—
2009	50,350	87,691	—	—	—	—	—
2008	52,000	78,619	—	—	—	—	—

See accompanying notes to financial statements.

Nuveen Investments	77

Financial
Highlights (continued)

	ARPS at the End of Period		MTP Shares at the End of Period (a)		VRDP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $25,000	Outstanding	Per $10	Outstanding	Per $100,000
	(000)	Share	(000)	Share	(000)	Share
New York Dividend Advantage (NKO)
Year Ended 9/30:
2012	$—	$—	$—	$—	$50,000	$352,740
2011	—	—	—	—	50,000	343,550
2010	—	—	—	—	50,000	344,477
2009	—	—	—	—	50,000	340,811
2008	—	—	—	—	50,000	313,166

New York AMT-Free Income (NRK)
Year Ended 9/30:
2012	—	—	27,680	29.56	—	—
2011	—	—	27,680	29.04	—	—
2010	—	—	27,680	29.46	—	—
2009	27,000	74,281	—	—	—	—
2008	27,000	68,304	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

		Ending	Average
		Market Value	Market Value
	Series	Per Share	Per Share
New York AMT-Free Income (NRK)
Year Ended 9/30:
2012	2015	$10.14	$10.10
2011	2015	10.10	10.06
2010	2015	10.33	10.09	^
2009	—	—	—
2008	—	—	—

^	For the period April 14, 2010 (first issuance date of shares) through September 30, 2010.

See accompanying notes to financial statements.

78	Nuveen Investments

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen New York Investment Quality Municipal Fund, Inc. (NQN), Nuveen New York Select Quality Municipal Fund, Inc. (NVN), Nuveen New York Quality Income Municipal Fund, Inc. (NUN), Nuveen New York Premium Income Municipal Fund, Inc. (NNF), Nuveen New York Dividend Advantage Municipal Income Fund (NKO) and Nuveen New York AMT-Free Municipal Income Fund (NRK) (each a “Fund” and collectively, the “Funds”). Common shares of New York Investment Quality (NQN), New York Select Quality (NVN), New York Quality Income (NUN) and New York Premium Income (NNF) are traded on the New York Stock Exchange (“NYSE”) while Common shares of New York Dividend Advantage (NKO) and New York AMT-Free Income (NRK) are traded on the NYSE MKT (formerly known as NYSE Amex). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies.

Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes, and in the case of New York AMT-Free Income (NRK) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of New York or certain U.S. territories.

Policy Changes
On October 28, 2011, the Funds’ Board of Directors/Trustees approved changes to each Fund’s investment policy regarding its investment in insured municipal securities. These changes were designed to provide Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments Inc. (“Nuveen”), with more flexibility regarding the types of securities available for investment by each Fund.

On January 2, 2012, each Fund eliminated the investment policy requiring it, under normal circumstances, to invest at least 80% of its managed assets (as defined in Footnote 7 – Management Fees and Other Transactions with Affiliates) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. Since 2007, most municipal bond insurers have had their credit ratings downgraded and only one insurer is currently insuring new municipal bonds. As a result, the supply of insured municipal securities has decreased dramatically and the long-term viability of the municipal bond insurance market is uncertain. The Funds did not change their investment objective and continue to invest substantially all of their assets in a portfolio of investment grade quality municipal securities.

Concurrent with the investment policy changes, certain Funds changed their names as follows:

•	Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF) changed to Nuveen New York Premium Income Municipal Fund, Inc. (NNF),

•	Nuveen Insured New York Dividend Advantage Municipal Fund (NKO) changed to Nuveen New York Dividend Advantage Municipal Income Fund (NKO) and

•	Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK) changed to Nuveen New York AMT-Free Municipal Income Fund (NRK).

In addition, each Fund changed its non-fundamental investment policy requiring each Fund to invest in municipal securities rated at least investment grade at the time of investment. Each Fund adopted a new policy to, under normal circumstances, invest at least 80% of its managed assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical ratings organization or are unrated but judged to be of comparable quality by the Adviser. Under the new policy, each Fund may invest up to 20% of its managed assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser. No more than 10% of each Fund’s managed assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser.

Nuveen Investments	79

Notes to
Financial Statements (continued)

Approved Fund Reorganizations

On June 22, 2012, the Funds’ Board of Directors/Trustees approved a series of reorganizations for all the Funds included in this report. The reorganizations are intended to create a single larger state Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;
•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;
•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and
•	Increased Fund flexibility in managing the structure and cost of leverage over time.

The approved reorganization is as follows:

Acquired Funds	Acquiring Fund
New York Investment Quality (NQN)	New York AMT-Free Income (NRK)
New York Select Quality (NVN)
New York Quality Income (NUN)
New York Premium Income (NNF)
New York Dividend Advantage (NKO)

If shareholders approve the reorganizations, and upon the closing of the reorganizations, the Acquired Funds will transfer their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds. The Acquired Funds will then be liquidated, dissolved and terminated in accordance with their Declaration of Trust.

In addition, shareholders of the Acquired Funds will become shareholders of the Acquiring Fund. Holders of common shares will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value of which will be equal to the aggregate net asset value of the common shares of the Acquired Funds held immediately prior to the reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares will be sold on the open market and shareholders will receive cash in lieu of such fractional shares. Holders of preferred shares of each Acquired Fund will receive on a one-for-one basis newly issued preferred shares of their Acquiring Fund, in exchange for preferred shares of their Acquired Fund held immediately prior to the reorganization.

In connection with the reorganizations, certain Funds have begun accruing for known associated costs and expenses. Such amounts are included as components of “Accrued other expenses” on the Statement of Assets and Liabilities and “Reorganization expense” on the Statement of Operations, if any.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of

80	Nuveen Investments

comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2012, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, and in the case of New York AMT-Free Income (NRK) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). As of September 30, 2011, the Funds redeemed and/or noticed for redemption all of their outstanding ARPS, at liquidation value.

MuniFund Term Preferred Shares
New York AMT-Free Income (NRK) has issued and outstanding $27,680,000, of 2.55%, Series 2015 MuniFund Term Preferred (“MTP”) Shares, with a $10.00 stated (“par”) value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem all of the remainder of the Fund’s outstanding ARPS. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate of 2.55%, subject to adjustments in certain circumstances. The MTP Shares trade on the NYSE under the ticker symbol “NRK Pr C.”

Nuveen Investments	81

Notes to
Financial Statements (continued)

The Fund is obligated to redeem its MTP Shares on May 1, 2015, unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. The MTP Shares are subject to redemption at the option of the Fund beginning May 1, 2011, subject to payment of a premium until April 30, 2012, and at par thereafter. The MTP Shares also will be subject to redemption, at the option of the Fund, at par in the event of certain changes in the credit rating of the MTP Shares. The Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share would be equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

During the fiscal year ended September 30, 2012, New York AMT-Free Income (NRK) had all $27,680,000 of its MTP Shares outstanding.

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate MuniFund Term Preferred Shares
New York Premium Income (NNF) has issued and outstanding $50,700,000 Series 2014 Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation value per share. New York Premium Income (NNF) issued its VMTP Shares in a privately negotiated offering. Proceeds from the issuance of VMTP Shares, net of offering expenses, were used to redeem a portion of the remainder of the Fund’s outstanding ARPS. The Fund’s VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

The Fund is obligated to redeem its VMTP Shares on October 1, 2014, unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of the Fund until October 1, 2012, subject to payment of a premium until September 30, 2012, and at par thereafter. The Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value outstanding and annualized dividend rate of VMTP Shares for the Fund during the fiscal year ended September 30, 2012 were $50,700,000 and 1.20%, respectively.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly.

For financial reporting purposes only, the liquidation value of VMTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. New York Investment Quality (NQN), New York Select Quality (NVN), New York Quality Income (NUN) and New York Dividend Advantage (NKO) issued their VRDP Shares in a privately negotiated offering. Proceeds of each Fund’s offering were used to redeem all, or a portion of, each Fund’s outstanding ARPS. The VRDP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of September 30, 2012, the number of VRDP Shares outstanding and maturity date for each Fund are as follows:

	New York		New York		New York		New York
	Investment		Select		Quality		Dividend
	Quality		Quality		Income		Advantage
	(NQN	)	(NVN	)	(NUN	)	(NKO	)
Series	1		1		1		2
Shares outstanding	1,123		1,648		1,617		500
Maturity	August 1, 2040	August 1, 2040		December 1, 2040		June 1, 2040

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of .10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

82	Nuveen Investments

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value outstanding and annualized dividend rate of VRDP Shares for each Fund during the fiscal year ended September 30, 2012, were as follows:

	New York		New York		New York		New York
	Investment		Select		Quality		Dividend
	Quality		Quality		Income		Advantage
	(NQN	)	(NVN	)	(NUN	)	(NKO	)
Average liquidation value outstanding	$112,300,000		$164,800,000		$161,700,000		$50,000,000
Annualized dividend rate	0.27%		0.27%		0.27%		0.27%

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Insurance
Since 2007, the financial status of most major municipal bond insurers has deteriorated substantially, and some insurers have gone out of business, rendering worthless the insurance policies they had written. Under normal circumstances, and during the period October 1, 2011 through January 2, 2012, each Fund invested at least 80% of its managed assets (as defined in Footnote 7 – Management Fees and Other Transactions with Affiliates) in municipal securities that were covered by insurance guaranteeing the timely payment of principal and interest. In addition, during the period October 1, 2011 through January 2, 2012, each Fund invested in municipal securities that, at the time of investment, were rated investment grade (including (i) bonds insured by investment grade rated insurers or are rated investment grade; (ii) unrated bonds that are judged to be investment grade by the Adviser; and (iii) escrowed bonds). Ratings below BBB by one or more national rating agencies are considered to be below investment grade.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended September 30, 2012, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on

Nuveen Investments	83

Notes to
Financial Statements (continued)

inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At September 30, 2012, each Fund’s maximum exposure to externally-deposited Recourse Trusts, was as follows:

	New York		New York		New York		New York		New York		New York
	Investment		Select		Quality		Premium		Dividend		AMT-Free
	Quality		Quality		Income		Income		Advantage		Income
	(NQN	)	(NVN	)	(NUN	)	(NNF	)	(NKO	)	(NRK	)
Maximum exposure to Recourse Trusts	$7,790,000		$9,585,000		$9,700,000		$3,420,000		$610,000		$560,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended September 30, 2012, were as follows:

	New York		New York		New York		New York		New York		New York
	Investment		Select		Quality		Premium		Dividend		AMT-Free
	Quality		Quality		Income		Income		Advantage		Income
	(NQN	)	(NVN	)	(NUN	)	(NNF	)	(NKO	)	(NRK	)
Average floating rate obligations outstanding	$37,145,000		$33,510,000		$40,245,000		$16,600,000		$11,620,000		$2,390,000
Average annual interest rate and fees	0.57%		0.53%		0.58%		0.58%		0.54%		0.49%

Derivative Financial Instruments
Each Fund is authorized to invest in certain derivative instruments, including foreign currency exchange contracts, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended September 30, 2012.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs
Costs incurred by New York AMT-Free Income (NRK) in connection with its offering of MTP Shares were recorded as a deferred charge, which are being amortized over the life of the shares. Costs incurred by New York Premium Income (NNF) in connection with its offering of VMTP Shares were recorded as a deferred charge, which are being amortized over the life of the shares. Costs incurred by New York Investment Quality (NQN), New York Select Quality (NVN), New York Quality Income (NUN) and New York Dividend Advantage (NKO) in connection with their offerings of VRDP Shares were recorded as deferred charges, which are being amortized over the life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

84	Nuveen Investments

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

New York Investment Quality (NQN)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$420,567,302	$—	$420,567,302

New York Select Quality (NVN)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$568,134,614	$—	$568,134,614

New York Quality Income (NUN)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$567,009,019	$—	$567,009,019

New York Premium Income (NNF)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$197,922,914	$—	$197,922,914

New York Dividend Advantage (NKO)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$183,698,908	$—	$183,698,908

New York AMT-Free Income (NRK)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$82,507,776	$—	$82,507,776

* Refer to the Fund’s Portfolio of Investments for industry classifications.

Nuveen Investments	85

Notes to
Financial Statements (continued)

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended September 30, 2012.

4. Fund Shares
Common Shares

Transactions in Common shares were as follows:

	New York		New York		New York
	Investment Quality (NQN)		Select Quality (NVN)		Quality Income (NUN)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/12	9/30/11	9/30/12	9/30/11	9/30/12	9/30/11
Common shares issued to shareholders due to reinvestment of distributions	24,920	—	31,813	—	29,997	—

	New York		New York		New York
	Premium Income (NNF)		Dividend Advantage (NKO)		AMT-Free Income (NRK)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/12	9/30/11	9/30/12	9/30/11	9/30/12	9/30/11
Common shares issued to shareholders due to reinvestment of distributions	11,056	—	—	—	—	—

86	Nuveen Investments

Preferred Shares
New York Investment Quality (NQN), New York Select Quality (NVN) and New York AMT-Free Income (NRK) redeemed all of their outstanding ARPS during the fiscal year ended September 30, 2010. New York Dividend Advantage (NKO) redeemed all of its outstanding ARPS during the fiscal year ended September 30, 2008.

Transactions in ARPS were as follows:
	New York				New York
	Quality Income (NUN)				Premium Income (NNF)
	Year Ended		Year Ended		Year Ended		Year Ended
	9/30/12		9/30/11		9/30/12		9/30/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed and/or noticed for redemption:
Series M	N/A	N/A	1,794	$44,850,000	N/A	N/A	1,022	$25,550,000
Series T	N/A	N/A	—	—	N/A	N/A	992	24,800,000
Series W	N/A	N/A	1,796	44,900,000	N/A	N/A	—	—
Series TH	N/A	N/A	1,959	48,975,000	N/A	N/A	—	—
Series F	N/A	N/A	882	22,050,000	N/A	N/A	—	—
Total	N/A	N/A	6,431	$160,775,000	N/A	N/A	2,014	$50,350,000

N/A - As of September 30, 2011, the Fund redeemed and/or noticed for redemption all of its outstanding ARPS at liquidation value.

Transactions in VMTP Shares were as follows:

New York
Premium Income (NNF)
	Year Ended		Year Ended
	9/30/12		9/30/11
	Shares	Amount	Shares	Amount
VMTP Shares issued:
Series 2014	—	$—	507	$50,700,000

Transactions in VRDP Shares were as follows:

New York
Quality Income (NUN)
	Year Ended		Year Ended
	9/30/12		9/30/11
	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	—	$—	1,671	$161,700,000

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended September 30, 2012, were as follows:

	New York		New York		New York		New York		New York		New York
	Investment		Select		Quality		Premium		Dividend		AMT-Free
	Quality		Quality		Income		Income		Advantage		Income
	(NQN	)	(NVN	)	(NUN	)	(NNF	)	(NKO	)	(NRK	)
Purchases	$52,104,489		$72,948,566		$104,435,909		$24,926,685		$38,637,087		$13,523,337
Sales and maturities	50,599,679		66,802,088		112,039,803		25,398,396		37,260,915		12,176,159

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

Nuveen Investments	87

Notes to
Financial Statements (continued)

At September 30, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	New York		New York		New York		New York		New York		New York
	Investment		Select		Quality		Premium		Dividend		AMT-Free
	Quality		Quality		Income		Income		Advantage		Income
	(NQN	)	(NVN	)	(NUN	)	(NNF	)	(NKO	)	(NRK	)
Cost of investments	$355,262,023		$487,188,227		$484,817,208		$167,508,624		$160,067,511		$75,317,090
Gross unrealized:
Appreciation	$31,818,627		$51,996,600		$47,078,622		$15,508,151		$13,342,318		$5,470,430
Depreciation	(3,647,153)		(4,578,433)		(5,147,606)		(1,689,027)		(1,312,389)		(673,304)
Net unrealized appreciation (depreciation) of investments	$28,171,474		$47,418,167		$41,931,016		$13,819,124		$12,029,929		$4,797,126

Permanent differences, primarily due to federal taxes paid, nondeductible offering costs, paydowns, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of Common share net assets at September 30, 2012, the Funds’ tax year end, as follows:

	New York		New York	New York	New York		New York	New York
	Investment		Select	Quality	Premium		Dividend	AMT-Free
	Quality		Quality	Income	Income		Advantage	Income
	(NQN	)	(NVN )	(NUN )	(NNF	)	(NKO )	(NRK )
Paid-in-surplus	$7,299		$(7,630)	$(13,637)	$(103,574)		$(24,116)	$(125,652)
Undistributed (Over-distribution of) net investment income	(58,910)		(61,149)	(14,560)	68,822		(18,464)	133,022
Accumulated net realized gain (loss)	51,611		68,779	28,197	34,752		42,580	(7,370)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at September 30, 2012, the Funds’ tax year end, were as follows:

	New York		New York		New York		New York		New York		New York
	Investment		Select		Quality		Premium		Dividend		AMT-Free
	Quality		Quality		Income		Income		Advantage		Income
	(NQN	)	(NVN	)	(NUN	)	(NNF	)	(NKO	)	(NRK	)
Undistributed net tax-exempt income *	$4,377,542		$6,132,885		$5,735,912		$2,936,811		$1,651,349		$394,040
Undistributed net ordinary income **	—		—		12,081		18,376		—		—
Undistributed net long-term capital gains	708,761		634,326		1,028,250		321,096		698,303		63,711

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on September 4, 2012, paid on October 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2012 and September 30, 2011, was designated for purposes of the dividends paid deduction as follows:

	New York		New York		New York		New York		New York		New York
	Investment		Select		Quality		Premium		Dividend		AMT-Free
	Quality		Quality		Income		Income		Advantage		Income
2012	(NQN	)	(NVN	)	(NUN	)	(NNF	)	(NKO	)	(NRK	)
Distributions from net tax-exempt income***	$14,817,415		$20,639,418		$21,254,661		$7,478,515		$6,612,723		$3,167,445
Distributions from net ordinary income**	142,977		—		—		—		5		—
Distributions from net long-term capital gains****	869,565		656,515		527,302		47,812		41,273		36,118

	New York		New York		New York		New York		New York		New York
	Investment		Select		Quality		Premium		Dividend		AMT-Free
	Quality		Quality		Income		Income		Advantage		Income
2011	(NQN	)	(NVN	)	(NUN	)	(NNF	)	(NKO	)	(NRK	)
Distributions from net tax-exempt income	$14,580,265		$20,229,362		$20,397,351		$6,553,402		$6,323,243		$3,293,681
Distributions from net ordinary income**	—		—		—		—		—		—
Distributions from net long-term capital gains	888,164		677,393		104,510		—		—		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended September 30, 2012, as Exempt Interest Dividends.
****
The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2012.

88	Nuveen Investments

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

During the Funds’ tax year ended September 30, 2012, there were no post-enactment capital losses generated by any of the Funds.

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:
New York Investment Quality (NQN)
New York Select Quality (NVN)
New York Quality Income (NUN)
New York Premium Income (NNF)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

New York Dividend Advantage (NKO)
New York AMT-Free Income (NRK)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

Nuveen Investments	89

Notes to
Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of September 30, 2012, the complex-level fee rate for these Funds was .1695%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

For the first ten years of New York Dividend Advantage’s (NKO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2002*	.30%	2008	.25%
2003	.30	2009	.20
2004	.30	2010	.15
2005	.30	2011	.10
2006	.30	2012	.05
2007	.30

* From the commencement of operations.

The Adviser has not agreed to reimburse New York Dividend Advantage (NKO) for any portion of its fees and expenses beyond March 31, 2012.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities
In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

90	Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees or Directors (as the case may be) (each, a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board

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Approval Process (Unaudited) (continued)

during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Board visited with the Sub-Advisor’s municipal team in Minneapolis in September 2011, and with the Sub-Advisor’s municipal team in Chicago in November 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a

92	Nuveen Investments

comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; elimination of the insurance mandate on several funds; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings, share repurchases and other support initiatives for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; supporting and promoting munifund term preferred shares (MTP) including by launching a microsite dedicated to MTP shares; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the Nuveen funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting

94	Nuveen Investments

the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Group of each Fund was classified as having significant differences from the respective Fund based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

As noted above, each Fund had significant differences from its respective Performance Peer Group. Therefore, the Independent Board Members considered the Funds’ performance compared to their benchmarks. In this regard, the Independent Board Members noted that each Fund outperformed its respective benchmark in the one- and three-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.   Fees, Expenses and Profitability

1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses (excluding leverage costs and leveraged assets), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Nuveen New York Premium Income Municipal Fund, Inc., the Nuveen New York Investment Quality Municipal Fund, Inc., the Nuveen New York Quality Income Municipal Fund, Inc., and the Nuveen New York Select Quality Municipal Fund, Inc. had net management fees slightly higher than their respective peer averages, but net expense ratios below their respective peer averages. In addition, the Independent Board Members noted that the Nuveen New York AMT-Free Municipal Income Fund had a slightly higher net management fee than its peer average and a higher net expense ratio compared to its peer average, with such Fund’s net total expense ratio in the third quartile compared to peers. With respect to such Fund’s net expense ratio, the Board recognized that the reduction in fee waivers as well as certain limitations with the peer group, which included many other Nuveen funds, contributed to the higher relative ranking. Finally, the Independent Board Members noted that the Nuveen New York Dividend Advantage Municipal Income Fund had a net management fee and a net expense ratio (including fee waivers and expense reimbursements) below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

96	Nuveen Investments

2.Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3.Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level

98	Nuveen Investments

breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

100	Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:
■	ROBERT P. BREMNER 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	216

■	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	216

■	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
					216

■	DAVID J. KUNDERT 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	216

■	WILLIAM J. SCHNEIDER 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	216

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Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:
■	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	216

■	CAROLE E. STONE 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	216

■	VIRGINIA L. STRINGER 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	216

■	TERENCE J. TOTH 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly,Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					216

Interested Board Member:
■	JOHN P. AMBOIAN(2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	216

102	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:
■	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					216

■	WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	117

■	CEDRIC H. ANTOSIEWICZ 1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	117

■	MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	216

■	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	216

■	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	216

Nuveen Investments	103

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:
■	SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					216

■	WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	216

■	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	216

■	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					216

104	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds:
■	KATHLEEN L. PRUDHOMME 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	216

(1)
For New York Dividend Advantage Municipal Income Fund (NKO) and New York AMT-Free Advantage Municipal Income Fund (NRK), the Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For New York Investment Quality Municipal Fund, Inc. (NQN), New York Select Quality Municipal Fund, Inc. (NVN), New York Quality Income Municipal Fund, Inc. (NUN) and New York Premium Income Municipal Fund, Inc. (NNF), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	105

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

106	Nuveen Investments

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	107

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s

108	Nuveen Investments

value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■
Lipper New York Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P New York Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

Nuveen Investments	109

Glossary of Terms
Used in this Report (continued)

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

110	Nuveen Investments

Additional Fund Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank
& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Common Shares
Fund	Repurchased
NQN	—
NVN	—
NUN	—
NNF	—
NKO	—
NRK	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	111

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of September 30, 2012.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef
EAN-B-0912D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen New York Investment Quality Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
September 30, 2012	$21,200	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

September 30, 2011	$18,200	0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
2 "Audit-Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include leverage offerings as well as comfort letters for seed and shelf offerings.
3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; and capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to preferred stock, commercial paper and registration statements.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser	Adviser and	Billed to Adviser
	and Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
September 30, 2012	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
September 30, 2011	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
September 30, 2012	$ 0	$ 0	$ 0	$ 0
September 30, 2011	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (“Adviser”) is the registrant’s investment adviser. The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Scott R. Romans	Nuveen New York Investment Quality Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
Scott R. Romans	Registered Investment Company	26	$6.682 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$1.03 million
*	Assets are as of September 30, 2012. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of September 30, 2012, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Fund and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Scott R. Romans	Nuveen New York Investment Quality Municipal Fund, Inc.	$0	$0

PORTFOLIO MANAGER BIO:

Scott R. Romans, PhD joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states.  Currently, he manages investments for 27 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York Investment Quality Municipal Fund, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: December 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: December 6, 2012

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: December 6, 2012